     UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06526
The Coventry Group
(Exact name of registrant as specified in charter)

3435 Stelzer Road	Columbus, OH	43219
	(Address of principal executive offices)	(Zip code)

3435 Stelzer Road	Columbus, OH	43219
(Name and address of agent for service)
Registrant’s telephone number, including area code:	1-800-282-8782

Date of fiscal year end:	March 31

Date of reporting period:	September 30, 2009

Item 1.  Report to Stockholders.

Boston Trust Balanced Fund
Boston Trust Equity Fund
Boston Trust Midcap Fund
Boston Trust Small Cap Fund

Walden Social Balanced Fund
Walden Social Equity Fund
Walden Small Cap Innovations Fund

SEMI-ANNUAL REPORT

September 30, 2009 (Unaudited)

Boston Trust Investment Management, Inc., a subsidiary of Boston Trust & Investment Management Company (BTIM) and an affiliate of Walden Asset Management (Walden) serves as investment adviser (the Adviser) to the Boston Trust and Walden Funds and receives a fee for its services. Walden, a division of BTIM, performs shareholder advocacy, proxy voting, screening services, and other social initiatives for the Adviser and is paid a fee for these services by the Adviser.

Shares of the Funds are not deposits of, obligations of, or guaranteed by Boston Trust & Investment Management Company or its affiliates, nor are they federally insured by the FDIC. Investments in the Funds involve investment risks, including the possible loss of principal. Funds are distributed by Foreside Distribution Services, L.P., Boston, MA.

The foregoing information and opinions are for general information only. Boston Trust Funds and Boston Trust Investment Management, Inc. do not assume liability for any loss, which may result from the reliance by any person upon any such information or opinions. Such information and opinions are subject to change without notice, are for general information only, and are not intended as an offer or solicitation with respect to the purchase or sale of any security or offering individual or personalized investment advice.

Table of Contents	Semi-Annual Report September 30, 2009 (Unaudited)

Boston Trust Balanced Fund
Economic and Market Summary	1
Investment Performance	4
Schedule of Portfolio Investments	11
Financial Statements	13
Financial Highlights	15

Boston Trust Equity Fund
Economic and Market Summary	1
Investment Performance	5
Schedule of Portfolio Investments	16
Financial Statements	17
Financial Highlights	19

Boston Trust Midcap Fund
Economic and Market Summary	6
Investment Performance	8
Schedule of Portfolio Investments	20
Financial Statements	21
Financial Highlights	23

Boston Trust Small Cap Fund
Economic and Market Summary	9
Investment Performance	10
Schedule of Portfolio Investments	24
Financial Statements	25
Financial Highlights	27

Social Research and Action Update	28

Walden Social Balanced Fund
Economic and Market Summary	30
Investment Performance	34
Schedule of Portfolio Investments	36
Financial Statements	38
Financial Highlights	40

Walden Social Equity Fund
Economic and Market Summary	30
Investment Performance	34
Schedule of Portfolio Investments	41
Financial Statements	42
Financial Highlights	44

Walden Small Cap Innovations Fund
Economic and Market Summary	34
Investment Performance	35
Schedule of Portfolio Investments	45
Financial Statements	46
Financial Highlights	48

Notes to Financial Statements	49
Supplementary Information	55

Economic and Market Summary (Unaudited)	Boston Trust Balanced Fund Boston Trust Equity Fund Manager Commentary by Domenic Colasacco

Investment Concerns:
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of these Funds will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call us at 1.800.282.8782 ext. 7050.

Market and Performance Summary

Most of the primary stock indices reached their lows in early March of this year. In the spring months that followed, stocks began a broad and sharp price rebound, supported by improved credit market conditions and a moderation in the rate of economic descent. At the time, investors assumed that each was an essential precursor to eventual economic recovery. Although not vigorous or broad-based, early signs of an economic upturn became more visible over the summer, sooner than many investors and economists anticipated. Indeed, last winter’s oft heard warnings that we could lapse into a 1930’s type sequence of economic events have disappeared. The central debate among economists has progressed quickly to the potential pace and sustainability of an impending economic recovery.

Compared to the dire financial trends that prevailed from September, 2008 through March, 2009, investors welcomed any type of prospective economic improvement and continued to push stock prices to new recovery highs in recent months. For the third quarter of 2009, the S&P 500 Index1 increased roughly by 15%, which brings the index to nearly 20% above the December 31, 2008 close and less than 10% below levels of a year ago. To say the least, the past 12 months have broken a few stock volatility records of the past half century.

Investment Strategy for the Boston Trust Balanced Fund

The Boston Trust Balanced Fund participated in the summer’s stock market advance. Net asset value increased by 8.56% for the quarter ended September 30, 2009, which brought the gain for the six months under review to 15.73% and the calendar year to date to 9.31%. The gain was muted by our typical investment conservatism, which was also reflected in the recent performance of the Boston Trust Equity Fund. For the six months ended September 30, 2009, the Boston Trust Equity Fund increased by 29.42%, a very high absolute gain, but below the 34.02% gain of the benchmark S&P 500 Index.

As often happens during periods of sharp price gains, such as the past six months, stocks of the higher quality, more stable companies we prefer trail the performance of the general market, which includes many more volatile, speculative securities. Historically, over longer time periods that include bull and bear markets, the Balanced and Equity Funds have each posted above average results.

The Balanced Fund’s long-term objective has not changed: we seek to achieve attractive relative and absolute performance with less short-term volatility than an all-equity index. Going forward, we believe attractive absolute returns will depend more than ever on continued gains in equity values. Prospective returns available from investment in either money market instruments or good quality bonds, given current low interest rates, are meager. For stocks to extend recent gains will require sustained improvement in the general economic environment. Our views in this regard, as well as the investment position we have assumed in the Fund, are summarized in the segments that follow.

Investment Strategy for the Boston Trust Equity Fund

The Boston Trust Equity Fund posted a 29.42% return for the six months ended September 30, 2009, slightly underperforming the S&P 500 Index benchmark return of 34.02%. As often happens during periods of sharp price gains, stocks of the higher quality, more stable companies we prefer trailed the general market over the past six months thus having an impact on the Fund performance for the period under review.

[1]	The Standard & Poor’s 500 Index (“S&P 500”), an unmanaged index that is regarded as a gauge of the U.S. equities market, includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 focuses on the large cap segment of the market, with approximately 75% coverage of U.S. equities, it is also an ideal proxy for the total market.

Economic and Market Summary (Unaudited)(cont.)	Boston Trust Balanced Fund Boston Trust Equity Fund Manager Commentary by Domenic Colasacco

We have gradually increased the economic exposure of the Fund as the economic outlook moved over the past six months from dire to stable to hopeful. This change has primarily been accomplished by increasing portfolio holdings in the financial, technology, and industrial sectors, while reducing holdings in consumer products and health care.

While the Fund has long held a substantial exposure to industrial companies, additions in the financial and technology sectors are the result of significant recent changes in strategy. Within the financial sector, we had begun to reduce investments in banks about three years ago for cyclical, valuation, and quality reasons. This decision was an important contributor to performance in 2008. Once the terms of the government’s financial rescue package became clear this past spring, and bank balance sheets began to stabilize, we concluded that a moderate allocation to the banking sector would contribute positively to results if the economic recovery was sustained. In contrast, we have long been cautious investors in technology companies for three reasons. First, technology business models have been notoriously unstable as rapid innovation continuously changes the terms of competition. Second, aggressive managements have frequently produced financial results that we considered of low quality. And third, valuations have often been extreme as optimistic investors overpay for rosy expectations that frequently go unrealized. The Fund’s increased holdings in the technology sector today are underpinned by the view that substantial progress has been made on each of these scores. The financial strength of many technology companies is now above average, many good companies are available at valuations no higher than market averages, and, more tentatively, we believe that more secure business models have been established by a group of leading companies.

One final point with respect to our long held investment discipline: We have not changed our emphasis on quality. As we previously mentioned, frequently during periods of steep price gains, more stable companies with higher quality typically trail the general market, as an example Bank of America Merrill Lynch tracks the performance of Standard & Poor’s quality ranks for approximately 1,600 companies. For the last six months the returns of the lower quality ranked companies (B and lower) has been approximately twice that of the higher ranked ones (B+ and higher). Of course, the opposite was true for the previous six months. We continue to have confidence that an emphasis in equities of companies with higher financial quality will afford good returns with less than average risk.†

Economic Summary & Outlook

Aside from individuals in a few specialized professions such as bankruptcy attorneys, auctioneers and aspiring politicians, hardly anyone is satisfied with the current state of our economy. The reasons are easy to list. Over the past year roughly six million jobs have been lost and millions more people are working less than a desired schedule. Those who remain employed have seen little aggregate change in their income over the past two years, and many are fearful that their job will be the next to fall. Moreover, perceived wealth in the form of either home values or retirement savings remains well below levels reached in 2007. All of these factors continue to restrain consumer confidence and spending. On the business side, despite extensive staff and expense reductions, corporate profits remain well below levels of a few years ago, and many companies have been forced to reduce or eliminate dividends. From a global perspective, the United States economy is less dominant than it was a decade ago, with no real progress made in essential issues such as energy independence, or our trade imbalance.

Viewed more positively, however, we believe there is no question that the economic environment is better, with fewer imminent threats, than just six to twelve months ago, when the possibility of a full fledged global depression could not be ruled out. The most tangible improvement has been within the banking sector and credit markets. Government intervention and support have succeeded in stabilizing our financial system, with credit for worthy borrowers available more easily and at a cheaper rate. In recent months we began to see a more stable (and occasionally increased) demand for goods and services at both the consumer and business level. As is typical for the early stages of an economic turn, such improvement reflects mostly pent-up demand and inventory restocking.

Part of the prevailing concern is that recent economic progress has relied primarily on Federal Government stimulus programs to fill the gap left by the decline in the private sector. Ultimately, private sector demand must re-ignite to restore employment levels and avoid a long series of massive future budget deficits. Much of the present disagreement among economic forecasters centers on the effectiveness of current fiscal and monetary stimulus policies. Those who are less optimistic about the pace of the anticipated economic recovery expect limited success, while others envision a more vigorous and sustainable impact. As much as we prefer to be optimistic, at this time the strength and duration of an economic recovery is a difficult and still uncertain call. Rather than guess which economic scenario will develop, we believe our primary role as portfolio managers is to position the Funds to reflect the level of future uncertainty when we establish investment policy. Selecting just one outcome or another is potentially more rewarding, provided of course we choose correctly. That is never easy and, as it has been over the past year, is riskier than usual at this time.

Asset Allocation: Our policy and practice has been to keep the Balanced Fund’s equity allocation within an approximate range of 45% to 75% of total assets. Two primary factors drive our equity allocation decision process: comparative stock/bond valuations and prospective economic conditions. When both are favorable, we tend to keep stock exposure near maximum, while

†	Portfolio composition is subject to change.

Economic and Market Summary (Unaudited)(cont.)	Boston Trust Balanced Fund Boston Trust Equity Fund Manager Commentary by Domenic Colasacco

the opposite is true during periods of high stock prices and weak economics. Gradations in either or both factors lead us to some middle ground.†

Since the views we expressed help to explain the progression of the Balanced Fund’s asset allocation position over the past six months, we will begin this section with excerpts from my March, 2009 report.

“At roughly 45%, the Balanced Fund’s current equity allocation is at the low end of its usual range. On the surface, such a low allocation implies that we have a bearish outlook for stocks. Yet that is not the reason we have chosen to de-emphasize equities at this time. By nearly all traditional valuation metrics stocks, in the aggregate, are now either fairly priced or simply bargains. If the more bullish economists prove correct, we would not be surprised to see the primary stock indices rise by 25% or so in just a few months. In that environment, we would look back with regret at not having purchased more stocks at today’s levels.†

Our continued cautious equity allocation primarily reflects the unusually high level of economic uncertainty. Stocks could just as easily decline 25% in the second quarter, rather than rise, if the economy fails to respond positively in the months ahead to recent government stimulus programs. We have always preferred to invest when economic trends are more settled and definitive. Among the things we would like to see prior to increasing significantly the Fund’s equity allocation are more evidence of a trough in home values, a moderation in job losses, lower credit spreads in fixed income markets and more confidence that the worst is behind us with respect to the health of our major banks and insurance companies. Stock prices may very well move higher as these issues clarify, but investment risks will be lower. We believe there will be many opportunities to generate attractive returns (with less risk) within an already improved economic environment.”

In the past six months, as the critical issues outlined in the second quoted paragraph improved, we moved the Balanced Fund’s equity allocation from roughly 45% of total assets (the low end of the range) to just over 60% by the end of September, 2009. With the benefit of hindsight, maximum equity exposure, in the riskiest stocks, would have generated a better return for the Balanced Fund over the past six months. Currently, the primary equity allocation question is whether the market rebound has extended too far, too fast in light of the many economic problems that remain. In our opinion, the price rebound is likely to continue, provided the nascent improvement in the economy does not falter. Stocks are not expensive relative to most traditional valuation metrics, and are especially attractive given the record low yields available in fixed-income securities. Our inclination is to purchase additional stocks within the Balanced Fund in the months ahead. In the interest of prudence and safety, however, we have decided to wait for an economic recovery to be more securely established before moving the equity exposure much above the mid-point of the usual range. We would rather forego a potential opportunity to generate a higher return rather than experience a more substantive real loss.†

Fixed Income and Equity Components: In contrast to most quarterly periods since 2006, during the past three months the returns of the Balanced Fund’s equity and fixed income segments trailed their respective stock and bond benchmarks by a few percentage points. In both cases, the primary factor was our decision not to move aggressively into riskier securities. Among bonds, the best performers during the period were medium- to lower-rated corporate obligations. After performing poorly during 2008, corporate bond values have recovered sharply over the past six months as investor concerns about the credit crisis and an economic depression diminished. We expanded the Fund’s exposure to corporate bonds over the past year, but not to the same level as they represent of the Barclays Capital U.S. Government/Credit Bond Index2. At current narrower yield spreads to U.S. Treasury obligations, we are not inclined to move significantly more fixed income assets into corporate bonds.

We continue to have confidence that an emphasis in equities of higher financial quality will afford attractive risk/return characteristics in the years ahead, particularly during more difficult market periods. For more detail on Fund holdings, please refer to the Schedule of Portfolio Investments.

On behalf of all of us at Boston Trust Investment Management, Inc., we thank you for your continued confidence in our services. Please feel free to contact us at (617) 726-7252 should you have any questions about our investment views or your account.

Domenic Colasacco
Portfolio Manager and President
Boston Trust Investment Management, Inc.

†	Portfolio composition is subject to change.
[2]	The Barclays Capital U.S. Government/Credit Bond Index is a non-securitized component of the Barclays U.S. Aggregate Index and was the first macro index launched by Lehman Brothers. The U.S. Government/Credit Index includes Treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year), Government-Related issues (i.e., agency, sovereign, supranational, and local authority debt), and USD Corporates.

Investment Performance (Unaudited)	Boston Trust Balanced Fund September 30, 2009

Fund Net Asset Value: $27.00
Gross Expense Ratio[1]: 1.09%
			Annualized

	Quarter	Six Months	1 Year	3 Years	5 Years	10 Years
	Ended	Ended	Ended	Ended	Ended	Ended
	9/30/09	9/30/09	9/30/09	9/30/09	9/30/09	9/30/09
Boston Trust Balanced Fund	8.56%	15.73%	-1.19%	1.84%	3.52%	3.81%
Lipper Mixed-Asset Target Allocation Growth Funds Average	12.95%	28.84%	0.73%	-1.93%	2.61%	2.46%
S&P 500 Index	15.61%	34.02%	-6.91%	-5.43%	1.02%	-0.15%
Barclays Capital U.S. Government/Credit Bond Index	4.16%	6.09%	11.46%	6.25%	4.92%	6.32%
Citigroup 90-Day U.S. Treasury Bill Index	0.04%	0.09%	0.39%	2.63%	2.96%	2.96%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-800-282-8782 ext. 7050.

[1]
The above Gross Expense ratio is from the Fund’s prospectus dated August 1, 2009. Additional information pertaining to the Fund’s expense ratios as of September 30, 2009 can be found in the financial highlights. The investment performance reflects voluntary fee waivers which may be discontinued at any time and a contractual fee waiver which shall continue in effect from year to year only upon mutual agreement of the Fund and the Adviser. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occured, the quoted performance would have been lower. Based on the Fund’s prospectus dated August 1, 2009, the Total Fund Operating Expenses would be 1.08% and the Net Fund Operating Expenses would be 1.00% excluding the indirect costs of investing in Acquired Funds.

The Boston Trust Balanced Fund is measured against the Standard & Poor’s 500 Index (“S&P 500”), which is regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 focuses on the large cap segment of the market, with approximately 75% coverage of U.S. equities, it is also an ideal proxy for the total market. The Barclays Capital U.S. Government/Credit Bond Index is a non-securitized component of the Barclays U.S. Aggregate Index and was the first macro index launched by Lehman Brothers. The U.S. Government/Credit Index includes Treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year), Government-Related issues (i.e., agency, sovereign, supranational, and local authority debt), and USD Corporates. The Citigroup 90-Day U.S. Treasury Bills are represented by the U.S. Treasury Bill Total Return Index. Treasury bills are government guaranteed and offer a fixed rate of return. Return and principal of stocks and bonds will vary with market conditions. The indices’ performance is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services.

The Lipper Mixed-Asset Target Allocation Growth Funds Average is an average of managed mutual funds whose primary objective is to maintain a mix of between 60%-80% equity securities with the remainder invested in bonds, cash and cash equivalents. The Lipper Average is an equally weighted index of the largest managed mutual funds within their respective investment objectives, adjusted for the reinvestment of capital gains distributions and income dividends. Investors cannot invest directly in an index.

Investment Performance (Unaudited)	Boston Trust Equity Fund September 30, 2009

Fund Net Asset Value: $11.35
Gross Expense Ratio[1]: 1.12%
			Annualized

	Quarter	Six Months	1 Year	3 Years	5 Years	Since
	Ended	Ended	Ended	Ended	Ended	Inception
	9/30/09	9/30/09	9/30/09	9/30/09	9/30/09	10/1/03
Boston Trust Equity Fund	13.39%	29.42%	-6.01%	-1.67%	1.89%	3.56%
S&P 500 Index	15.61%	34.02%	-6.91%	-5.43%	1.02%	2.67%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-800-282-8782 ext. 7050.

[1]
The above Gross Expense ratio is from the Fund’s prospectus dated August 1, 2009. Additional information pertaining to the Fund’s expense ratios as of September 30, 2009 can be found in the financial highlights. The investment performance reflects voluntary fee waivers which may be discontinued at any time and a contractual fee waiver which shall continue in effect from year to year only upon mutual agreement of the Fund and the Adviser. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occured, the quoted performance would have been lower. Based on the Fund’s prospectus dated August 1, 2009, the Total Fund Operating Expenses would be 1.10% and the Net Fund Operating Expenses would be 1.00% excluding the indirect costs of investing in Acquired Funds.

The Boston Trust Equity Fund is measured against the Standard & Poor’s 500 Index (“S&P 500”), which is an unmanaged index that is regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 focuses on the large cap segment of the market, with approximately 75% coverage of U.S. equities, it is also an ideal proxy for the total market. The performance of an index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

Economic and Market Summary (Unaudited)	Boston Trust Midcap Fund Manager Commentary by Stephen J. Amyouny

Investment Concerns:
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments. Mid-capitalization stocks typically carry additional risk, since smaller companies companies generally have higher risk of failure and, historically, their stocks have experienced a greater degree of volatility.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call us at 1.800.282.8782 ext. 7050.

Market Summary

Continuing the recovery that began in early March, equity prices rose sharply by the third quarter across all equity styles, sizes, and geographies. The strong recovery in equity prices is primarily attributable to improving economic trends, increasing investor confidence, and the continuing stabilization of the global financial system. Most economists now believe that the U.S. recession has ended and that Gross Domestic Product1 growth will be positive throughout the second half of this year. We share this perspective as we believe that the government stimuli and inventory restocking could lead to economic improvements; however, we also remain concerned over the high level of unemployment and continued weakness, albeit slowly improving, in consumer spending (which accounts for approximately 70% of domestic GDP). Not surprisingly, however, stocks with the greatest sensitivity to an economic recovery, such as retailers and banks, have performed very well over the last six months.

Portfolio Review

The Boston Trust Midcap Fund posted a return of 15.02% in the third quarter, 36.02% for the six months, bringing the year-to-date return as of September 30, 2009 to 25.54%. These returns trailed the Russell Midcap® Index2 returns of 20.62%, 45.71% and 32.63%, respectively, while the Fund’s performance has exceeded the Index return over the last 12 months and since inception. The Fund’s performance trailed the Russell Midcap® Index for the six month period due to the exceptionally strong returns of lower-quality equities. Lower quality companies tend to have below-average levels of profitability, above-average levels of financial leverage, poor earnings quality, and high sales and earnings variability. The stocks of lower quality companies generally performed very poorly in 2008 and have recovered sharply in 2009 on the hopes that the worst of the global economic recession is behind us. However, for these same equities to perform well over the next 12 to 24 months, earnings will need to grow, substantially in many cases, to support their current share prices. The Fund, which focuses its investments in companies of higher quality, is well-positioned to benefit from the more stable earnings that we believe our companies are capable of achieving. Over time, we continue to believe that our approach could result in attractive investment returns with below-average volatility relative to the broader equity universe.

During the period under review, the Fund established new positions in ResMed, Inc. (0.9%), M&T Bank Corp. (1.9%), Bank of Hawaii Corp. (1.2%), Commerce Bancshares, Inc. (1.3%), TD Ameritrade Holding Corp. (1.4%), and Guess?, Inc. (1.3%). Four of these six companies were purchased in order to increase our exposure to the financial sector, thereby reducing our substantial underweight to this sector. We also decided to liquidate holdings in Adobe Systems, St. Jude Medical, Hologic, and Hormel. Adobe Systems and St. Jude Medical were sold due to strong price appreciation and elevated market capitalizations, while Hologic and Hormel were sold to reduce our exposure to more defensive industries (i.e. healthcare and consumer staples). During the last three months of the six-month period, we established new positions in several companies, including Core Laboratories NV (1.0%), Patterson Companies, Inc. (1.0%), Pharmaceutical Product Development, Inc. (1.0%), Gamestop Corp., Class A (1.0%), F5 Networks, Inc. (0.6%), Jones Lang LaSalle, Inc. (0.5%), Intercontinental Exchange, Inc. (0.5%), and NASDAQ OMX Group, Inc. (0.4%). We also reduced the Fund’s overall exposure to the healthcare sector with the liquidation of LabCorp, Perkin Elmer, and Smith & Nephew plc, and sold Total Systems Services due to a less optimistic outlook for its long-term growth potential.†

Portfolio Strategy

We have gradually increased the economic exposure of the Fund as the economic outlook moved over the past six months from dire to stable to hopeful. This change has primarily been accomplished by increasing portfolio holdings in the financial sector as well as the technology and industrial sectors, while reducing holdings in consumer products and health care.†

[1]	The Gross Domestic Product (GDP) is the measure of the market value of the goods and services produced by labor and property in the United States.
[2]	The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000 companies.
†	Portfolio composition is subject to change.

Economic and Market Summary (Unaudited)(cont.)	Boston Trust Midcap Fund Manager Commentary by Stephen J. Amyouny

While we have long held a substantial exposure to industrial companies, additions in the financial and technology sectors are the result of significant recent changes in strategy. Within the financial sector, we had begun to reduce investments in banks about two years ago for cyclical, valuation, and quality reasons. This decision was an important contributor to performance in 2008. Once the terms of the government’s financial rescue package became clear this past spring, and bank balance sheets began to stabilize, we concluded that a moderate allocation to the banking sector may contribute positively to results if the economic recovery was sustained. In contrast, we have long been cautious investors in technology companies for three reasons. First, technology business models have been notoriously unstable as rapid innovation continuously changes the terms of competition. Second, aggressive managements have frequently produced financial results that we considered of low quality. And third, valuations have often been extreme as optimistic investors overpay for rosy expectations that frequently go unrealized. Our increased holdings in the technology sector today are underpinned by the view that substantial progress has been made on each of these scores. The financial strength of many technology companies is now above average, many good companies are available at valuations no higher than market averages, and, more tentatively, we believe that more secure business models have been established by a group of leading companies.†

The equities of the companies in bold-face in the commentary were holdings of the Boston Trust Midcap Fund as of September 30, 2009.

Stephen J. Amyouny, CFA
Portfolio Manager
Boston Trust Investment Management, Inc.

† Portfolio composition is subject to change.

Investment Performance (Unaudited)	Boston Trust Midcap Fund September 30, 2009

Fund Net Asset Value: $8.27
Gross Expense Ratio[1]: 1.50%
			Annualized

	Quarter	Six Months	1 Year	Since
	Ended	Ended	Ended	Inception
	9/30/09	9/30/09	9/30/09	9/24/07
Boston Trust Midcap Fund	15.02%	36.02%	-1.89%	-7.92%
Russell Midcap® Index	20.62%	45.71%	-3.55%	-12.93%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-800-282-8782 ext. 7050.

[1]
The above Gross Expense ratio is from the Fund’s prospectus dated August 1, 2009. Additional information pertaining to the Fund’s expense ratios as of September 30, 2009 can be found in the financial highlights. The investment performance reflects voluntary fee waivers which may be discontinued at any time and a contractual fee waiver which shall continue in effect from year to year only upon mutual agreement of the Fund and the Adviser. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occured, the quoted performance would have been lower. Based on the Fund’s prospectus dated August 1, 2009, the Total Fund Operating Expenses would be 1.48% and the Net Fund Operating Expenses would be 1.00% excluding the indirect costs of investing in Acquired Funds.

The Boston Trust Midcap Fund is measured against the Russell Midcap® Index, which is an unmanaged index that measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market capitalization and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000 companies. The performance of an index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

Economic and Market Summary (Unaudited)	Boston Trust Small Cap Fund Manager Commentary by Kenneth P. Scott

Investment Concerns:
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments. Small-capitalization stocks typically carry additional risk, since smaller companies generally have higher risk of failure and, historically, their stocks have experienced a greater degree of volatility.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call us at 1.800.282.8782 ext. 7050.

Economic and Market Summary

The Boston Trust Small Cap Fund, which focuses on higher quality companies, rose strongly during the second and third calendar quarters of 2009, yet modestly underperformed its benchmark, the Russell 2000® Index1. For the one-, three-, five-, and ten-year periods ended September 30, 2009, the Boston Trust Small Cap Fund has outperformed the Russell 2000® benchmark while experiencing less volatility.

A rebound in stock prices often favors lower quality companies—those less equipped to withstand recession and tighter credit—whose share price suffered most during the preceding bear market. This generally creates a headwind for managers investing in higher quality companies. Our ongoing focus on faster growing firms helped us overcome this in the second quarter. In contrast, during the third quarter, all essential elements of our approach—quality, growth and reasonable valuations—proved to be headwinds. Specifically with regard to quality, our preference for firms with greater profitability, with more consistent returns on invested capital, and with less financial leverage, appeared to hinder performance this quarter. Firms with more reasonable valuations also underperformed as a group.

We established new positions in 12 stocks in the Small Cap Fund during the second and third calendar quarters: X-ray inspection and detection equipment firm American Science & Engineering, Inc. (0.4%); education software firm Blackboard, Inc. (0.7%); insurance firm Horace Mann Educators Corp. (0.5%); online surplus and salvage auction firm Liquidity Services, Inc. (0.2%); yoga apparel maker Lululemon Athletica, Inc. (1.1%); weight loss program provider NutriSystem, Inc. (0.5%); vegetarian omega-3 and -6 fatty acid maker Martek Biosciences Corp. (0.5%); New York City small business lender Signature Bank (0.7%); memory foam mattress maker Tempur-Pedic International, Inc. (0.6%); post-secondary technical education provider Universal Technical Institute, Inc. (0.5%); and noninvasive cardiac device maker ZOLL Medical Corp. (0.5%); as well as information technology services firm Perot Systems. Fortuitously, Dell Computer announced later in the third quarter that it would acquire Perot, thus we sold the stock at its higher price.†

We also sold the stake in natural gas services firm Natco, after Cameron International announced in June 2009 its intent to acquire the company. We sold the Fund’s stake in education publisher Scholastic reflecting concern over their deteriorating fundamentals and financial quality. In addition, we sold, or reduced the size of positions, of firms for which market capitalizations rose beyond $3 billion, the top end of the size range for small cap. These included Digital Realty and Whole Foods Market. The net result of this activity was annualized portfolio turnover less than 20%, consistent with our historical average.†

We believe that our focus on innovative, higher quality stocks leveraged to more sustainable elements of economic growth should provide value to the Fund over time, both relative to the small cap market and through Fund holders’ overall portfolio diversification.

The equities of the companies in bold-face in the commentary were holdings of the Boston Trust Small Cap Fund as of September 30, 2009.

Kenneth P. Scott, CFA
Portfolio Manager
Boston Trust Investment Management, Inc.

[1]	The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.
†	Portfolio composition is subject to change.

Investment Performance (Unaudited)	Boston Trust Small Cap Fund September 30, 2009

Fund Net Asset Value: $10.12
Gross Expense Ratio[1]: 1.20%
			Annualized

	Quarter	Six Months	1 Year	3 Years	5 Years	10 Years
	Ended	Ended	Ended	Ended	Ended	Ended
	9/30/09	9/30/09	9/30/09	9/30/09	9/30/09	9/30/09
Boston Trust Small Cap Fund*	16.46%	40.36%	-4.90%	2.01%	5.27%	9.73%
Russell 2000® Index	19.28%	43.95%	-9.55%	-4.57%	2.41%	4.88%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-800-282-8782 ext. 7050.

[1]
The above Gross Expense ratio is from the Fund’s prospectus dated August 1, 2009. Additional information pertaining to the Fund’s expense ratios as of September 30, 2009 can be found in the financial highlights. The investment performance reflects voluntary fee waivers which may be discontinued at any time and a contractual fee waiver which shall continue in effect from year to year only upon mutual agreement of the Fund and the Adviser. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occured, the quoted performance would have been lower. Based on the Fund’s prospectus dated August 1, 2009, the Total Fund Operating Expenses would be 1.18% and the Net Fund Operating Expenses would be 1.00% excluding the indirect costs of investing in Acquired Funds.

*
The quoted performance for the Fund reflects the performance of a collective investment fund that was previously managed with full investment authority by the parent company of the Fund’s Adviser prior to the establishment of the Fund on December 16, 2005. The performance of the collective fund has been restated to reflect the net expenses of the Fund after all expenses at an annual rate of 1.25%, the Adviser’s expense limitation, for its initial year of investment operations. The performance of the collective investment fund was restated to reflect the expenses associated with the Mutual Fund. The collective investment fund was not registered with the Securities and Exchange Commission and, therefore, was not subject to the investment restrictions imposed by law on registered mutual funds. If the collective investment fund had been registered, the collective investment fund’s performance may have been adversely affected.

The Boston Trust Small Cap Fund is measured against the Russell 2000® Index, which is an unmanaged index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The performance of an index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

Schedule of Portfolio Investments	Boston Trust Balanced Fund September 30, 2009 (Unaudited)

COMMON STOCKS (61.3%)
Security Description	Shares	Value ($)
Consumer Discretionary (5.5%)
Comcast Corp., Class A	80,000	1,351,200
Johnson Controls, Inc.	40,000	1,022,400
NIKE, Inc., Class B	25,000	1,617,500
Omnicom Group, Inc.	55,000	2,031,700
Staples, Inc.	65,000	1,509,300
Target Corp.	50,000	2,334,000
		9,866,100
Consumer Products (6.9%)
costco Wholesale Corp.	35,000	1,976,100
Diageo PLC, Sponsored ADR	35,000	2,152,150
PepsiCo, Inc.	35,000	2,053,100
Procter & Gamble Co.	60,000	3,475,200
SYSCO Corp.	110,000	2,733,500
		12,390,050
Energy (8.1%)
Apache Corp.	20,000	1,836,600
Chevron Corp.	35,000	2,465,050
ConocoPhillips	40,000	1,806,400
Exxon Mobil Corp.	65,000	4,459,650
Schlumberger Ltd.	40,000	2,384,000
XTO Energy, Inc.	35,000	1,446,200
		14,397,900
Financial Services (9.4%)
Bank of America Corp.	75,000	1,269,000
Chubb Corp.	50,000	2,520,500
Cincinnati Financial Corp.	100,000	2,599,000
Comerica, Inc.	50,000	1,483,500
JPMorgan Chase & Co.	25,000	1,095,500
M&T Bank Corp.	20,000	1,246,400
PNC Financial Services Group, Inc.	25,000	1,214,750
State Street Corp.	30,000	1,578,000
SunTrust Banks, Inc.	50,000	1,127,500
T. Rowe Price Group, Inc.	60,000	2,742,000
		16,876,150
Health Care (7.8%)
Becton, Dickinson & Co.	35,000	2,441,250
C.R. Bard, Inc.	30,000	2,358,300
DENTSPLY International, Inc.	60,000	2,072,400
Johnson & Johnson, Inc.	30,000	1,826,700
Medtronic, Inc.	30,000	1,104,000
Saint Jude Medical, Inc.(a)	35,000	1,365,350
Stryker Corp.	30,000	1,362,900
Varian Medical Systems, Inc.(a)	35,000	1,474,550
		14,005,450
Industrial Materials (3.4%)
Air Products & Chemicals, Inc.	25,000	1,939,500
AptarGroup, Inc.	30,000	1,120,800
Ecolab, Inc.	30,000	1,386,900
Sigma-Aldrich Corp.	30,000	1,619,400
		6,066,600
Industrial Products & Services (10.7%)
ABB Ltd., Sponsored ADR	75,000	1,503,000
Donaldson Co., Inc.	75,000	2,597,250
Emerson Electric Co.	85,000	3,406,800
Illinois Tool Works, Inc.	60,000	2,562,600
Precision Castparts Corp.	30,000	3,056,100
Rockwell Collins, Inc.	40,000	2,032,000
United Parcel Service, Inc., Class B	30,000	1,694,100
W.W. Grainger, Inc.	25,000	2,234,000
		19,085,850
	Shares or Principal Amount ($)
Information Technology (9.5%)
Accenture PLC, Class A	50,000	1,863,500
Automatic Data Processing, Inc.	35,000	1,375,500
Cisco Systems, Inc.(a)	110,000	2,589,400
EMC Corp.(a)	160,000	2,726,400
International Business Machines Corp.	12,500	1,495,125
Microsoft Corp.	125,000	3,236,250
Nokia Corp., Sponsored ADR	75,000	1,096,500
Oracle Corp.	120,000	2,500,800
		16,883,475
TOTAL COMMON STOCKS (Cost $80,939,027)		109,571,575

CORPORATE BONDS (4.5%)
Basic Materials (0.2%)
Weyerhaeuser Co.
6.75%, 3/15/12	100,000	104,236
7.25%, 7/1/13	300,000	305,072
		409,308
Consumer Products (0.3%)
Diageo Capital PLC, 5.50%, 9/30/16	500,000	539,774

Financial Services (3.0%)
American Express Bank FSB, BKNT, 6.00%, 9/13/17	200,000	207,215
American Express Co.
7.00%, 3/19/18	1,250,000	1,377,316
8.13%, 5/20/19	1,675,000	1,984,435
John Deere Capital Corp., Series D, 5.35%, 4/3/18	1,000,000	1,064,874
National Rural Utilities Cooperative Finance
Corp., 10.38%, 11/1/18	500,000	662,330
		5,296,170
Industrial Products & Services (0.2%)
Emerson Electric Co., 5.13%, 12/1/16	300,000	320,430

Information Technology (0.5%)
Oracle Corp., 5.75%, 4/15/18	750,000	827,787

Telecommunications (0.3%)
AT&T, Inc., 5.63%, 6/15/16	500,000	538,632
TOTAL CORPORATE BONDS (Cost $7,189,587)		7,932,101

MUNICIPAL BONDS (3.3%)
Florida (0.6%)
Florida State Board of Education, Series D, GO,
5.00%, 6/1/21, Callable 6/1/17 @ 101	1,000,000	1,128,440

Illinois (0.9%)
Illinois State, GO, 5.00%, 4/1/24, Callable 4/1/17 @ 100	500,000	539,800
Illinois State, Series A, Callable 3/1/14 @ 100
5.00%, 3/1/22	750,000	799,957
5.00%, 6/1/29	250,000	260,823
		1,600,580
Massachusetts (0.7%)
Massachusetts State, Series C, GO, 5.50%, 12/1/22, FSA	1,000,000	1,262,580

Ohio (0.3%)
Ohio State, Series D, GO, 4.50%, 9/15/22,
NATL-RE, Callable 3/15/16 @ 100	500,000	531,880

Washington (0.2%)
Washington State, Series C, GO, 5.00%, 2/1/26,
Callable 2/1/19 @ 100	250,000	280,867

Wisconsin (0.6%)
Wisconsin State, Series C, GO, 5.00%, 5/1/25,
Callable 5/1/18 @ 100	200,000	220,334
Wisconsin State, Series D, GO, 5.50%, 5/1/26,
Callable 5/1/18 @ 100	750,000	851,910
		1,072,244
TOTAL MUNICIPAL BONDS (Cost $5,466,373)		5,876,591

See Notes to Financial Statements

11

Schedule of Portfolio Investments (cont.)	Boston Trust Balanced Fund September 30, 2009 (Unaudited)

U.S. GOVERNMENT & U.S. GOVERNMENT AGENCY OBLIGATIONS (28.6%)
	Shares or
	Principal
Security Description	Amount ($)	Value ($)
Federal Home Loan Bank
2.25%, 4/13/12	7,500,000	7,669,110
4.88%, 12/14/12	13,000,000	14,239,199
5.00%, 10/13/11	3,000,000	3,244,578
5.25%, 6/11/10	5,000,000	5,169,085
5.25%, 6/10/11	3,000,000	3,214,782
5.25%, 9/13/13	5,000,000	5,575,525
5.25%, 12/9/22	1,000,000	1,082,833
5.38%, 6/8/12	5,000,000	5,483,350
Government National Mortgage Association,
6.00%, 10/15/36	2,076,347	2,196,711
U.S. Treasury Inflation Protected Bonds, 3.50%,
1/15/11	2,500,000	3,223,826
TOTAL U.S. GOVERNMENT & U.S. GOVERNMENT
AGENCY OBLIGATIONS (Cost $48,389,467)		51,098,999

INVESTMENT COMPANY (3.1%)
Victory Federal Money Market, Investor Shares,
0.01% (Cost $5,597,273)(b)	5,597,273	5,597,273
Total Investments (Cost $147,581,727) — 100.8%		180,076,539
Liabilities in excess of other assets — (0.8)%		(1,433,344)
NET ASSETS — 100.0%		$178,643,195

(a)	Non-income producing security.
(b)	Rate disclosed is the seven day yield as of September 30, 2009.
ADR	American Depositary Receipt
BKNT	Bank Note
FSA	Insured by Federal Security Assurance
GO	General Obligation
NATL-RE	Insured by National Interstate Corporation
PLC	Public Limited Company

See Notes to Financial Statements

12

Financial Statements	Boston Trust Balanced Fund

STATEMENT OF ASSETS AND LIABILITIES
As of September 30, 2009 (Unaudited)

Assets:
Investments, at value (cost $147,581,727)	$180,076,539
Interest and dividends receivable	1,025,926
Receivable for capital shares issued	2,658
Prepaid expenses and other assets	18,093
Total Assets	181,123,216

Liabilities:
Payable for investments purchased	2,317,530
Payable for capital shares redeemed	12,633
Accrued expenses and other liabilities:
Investment adviser	104,023
Administration and accounting	5,684
Trustee	3,125
Custodian	6,087
Transfer agent	3,375
Chief compliance officer	1,950
Other	25,614
Total Liabilities	2,480,021

Net Assets	$178,643,195

Composition of Net Assets:
Capital	$146,708,233
Accumulated net investment income	2,408,319
Accumulated net realized losses from investment transactions	(2,968,169)
Net unrealized appreciation from investments	32,494,812

Net Assets	$178,643,195

Shares outstanding (par value $0.01, unlimited number of shares authorized)	6,615,520

Net Asset Value, Offering Price and Redemption Price per share	$27.00

STATEMENT OF OPERATIONS
For the six months ended September 30, 2009 (Unaudited)

Investment Income:
Interest	$1,539,319
Dividends	922,917
Total Investment Income	2,462,236

Expenses:
Investment adviser	609,246
Administration and accounting	165,290
Trustee	7,934
Custodian	16,081
Transfer agency	8,939
Chief compliance officer	6,165
Professional	37,012
Other	36,806
Total expenses before fee reductions	887,473
Fees voluntarily reduced by the administrator	(45,912)
Fees contractually reduced by the investment adviser	(28,393)
Net Expenses	813,168

Net Investment Income	1,649,068

Net Realized/Unrealized Gains from Investments:
Net realized gains from investment transactions	553,390
Change in unrealized appreciation/depreciation from investments	21,386,764
Net realized/unrealized gains from investments	21,940,154
Change in Net Assets Resulting From Operations	$23,589,222

See Notes to Financial Statements

13

Financial Statements	Boston Trust Balanced Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the six
	months ended
	September 30, 2009	For the year ended
	(Unaudited)	March 31, 2009
Investment Activities:
Operations:
Net investment income	$1,649,068	$3,008,273
Net realized gains (losses) from investment transactions	553,390	(2,892,802)
Change in unrealized appreciation/depreciation from investments	21,386,764	(34,137,628)
Change in net assets resulting from operations	23,589,222	(34,022,157)

Dividends:
Net investment income	—	(3,026,472)
Net realized gains from investment transactions	—	(4,856,029)
Change in net assets resulting from shareholder dividends	—	(7,882,501)

Capital Share Transactions:
Proceeds from shares issued	10,066,308	20,285,450
Dividends reinvested	—	7,558,953
Value of shares redeemed	(3,412,867)	(20,852,763)
Change in net assets resulting from capital share transactions	6,653,441	6,991,640

Change in net assets	30,242,663	(34,913,018)

Net Assets:
Beginning of period	148,400,532	183,313,550
End of period	$178,643,195	$148,400,532

Share Transactions:
Issued	390,493	795,051
Reinvested	—	313,910
Redeemed	(135,813)	(795,578)
Change in shares	254,680	313,383

Accumulated net investment income	$2,408,319	$759,251

See Notes to Financial Statements

14

Financial Statements	Boston Trust Balanced Fund

FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout the periods indicated.

	For the
	six months
	ended		For the year		For the year	For the year	For the year	For the year
	September 30,		ended		ended	ended	ended	ended
	2009		March 31,		March 31,	March 31,	March 31,	March 31,
	(Unaudited)		2009		2008	2007	2006	2005
Net Asset Value, Beginning of Period	$23.33		$30.31		$29.87	$29.11	$28.77	$27.63

Investment Activities:
Net investment income	0.24		0.49	(a)	0.46	0.46	0.53	0.50
Net realized and unrealized gains (losses) from investment transactions	3.43		(6.11)		1.42	2.13	0.88	1.15
Total from investment activities	3.67		(5.62)		1.88	2.59	1.41	1.65

Dividends:
Net investment income	—		(0.52)		(0.45)	(0.43)	(0.52)	(0.50)
Net realized gains from investments	—		(0.84)		(0.99)	(1.40)	(0.55)	(0.01)
Total dividends	—		(1.36)		(1.44)	(1.83)	(1.07)	(0.51)

Net Asset Value, End of Period	$27.00		$23.33		$30.31	$29.87	$29.11	$28.77

Total Return	15.73%	(b)	(18.68)%		6.06%	8.98%	4.97%	5.96%

Ratios/Supplemental Data:
Net Assets at end of period (000’s)	$178,643		$148,401		$183,314	$170,307	$164,475	$172,218
Ratio of net expenses to average net assets	1.00%	(c)	1.00%		1.00%	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets	2.03%	(c)	1.80%		1.46%	1.50%	1.76%	1.75%
Ratio of expenses (before fee reductions) to average net assets(d)	1.09%	(c)	1.08%		1.08%	1.07%	1.08%	1.09%
Portfolio turnover rate	10.86%	(b)	21.30%		33.49%	37.24%	29.77%	10.38%

(a)	Calculated using the average shares method.
(b)	Not annualized for periods of less than one year.
(c)	Annualized for periods of less than one year.
(d)	During the period, certain fees were reduced and total fund expenses are capped at 1.00%. If such expense caps had not been in place, the ratio would have been as indicated.

See Notes to Financial Statements

15

Schedule of Portfolio Investments	Boston Trust Equity Fund September 30, 2009 (Unaudited)

COMMON STOCkS (99.4%)
Security Description	Shares	Value ($)
Consumer Discretionary (10.0%)
Comcast Corp., Class A	40,000	675,600
Johnson Controls, Inc.	25,000	639,000
NIKE, Inc., Class B	4,000	258,800
Omnicom Group, Inc.	35,000	1,292,900
Staples, Inc.	30,000	696,600
Target Corp.	30,000	1,400,400
		4,963,300
Consumer Products (10.2%)
costco Wholesale Corp.	15,000	846,900
Diageo PLC, Sponsored ADR	17,500	1,076,075
PepsiCo, Inc.	12,500	733,250
Procter & Gamble Co.	20,000	1,158,400
SYSCO Corp.	50,000	1,242,500
		5,057,125
Energy (13.0%)
Apache Corp.	12,000	1,101,960
Chevron Corp.	12,500	880,375
ConocoPhillips	7,500	338,700
Exxon Mobil Corp.	32,500	2,229,825
Schlumberger Ltd.	20,000	1,192,000
XTO Energy, Inc.	17,000	702,440
		6,445,300
Financial Services (15.5%)
Bank of America Corp.	35,000	592,200
Chubb Corp.	20,000	1,008,200
Cincinnati Financial Corp.	35,000	909,650
Comerica, Inc.	20,000	593,400
JPMorgan Chase & Co.	10,000	438,200
M&T Bank Corp.	10,000	623,200
PNC Financial Services Group, Inc.	12,500	607,375
State Street Corp.	15,000	789,000
SunTrust Banks, Inc.	25,000	563,750
T. Rowe Price Group, Inc.	35,000	1,599,500
		7,724,475
Health Care (13.0%)
Becton, Dickinson & Co.	17,500	1,220,625
C.R. Bard, Inc.	12,500	982,625
DENTSPLY International, Inc.	30,000	1,036,200
Johnson & Johnson, Inc.	10,000	608,900
Medtronic, Inc.	25,000	920,000
Saint Jude Medical, Inc.(a)	12,500	487,625
Stryker Corp.	12,500	567,875
Varian Medical Systems, Inc.(a)	15,000	631,950
		6,455,800
Industrial Materials (6.2%)
Air Products & Chemicals, Inc.	10,000	775,800
AptarGroup, Inc.	15,000	560,400
Ecolab, Inc.	15,000	693,450
Sigma-Aldrich Corp.	20,000	1,079,600
		3,109,250
Industrial Products & Services (17.4%)
ABB Ltd., Sponsored ADR	35,000	701,400
Donaldson Co., Inc.	25,000	865,750
Emerson Electric Co.	37,500	1,503,000
Illinois Tool Works, Inc.	30,000	1,281,300
Precision Castparts Corp.	18,000	1,833,660
Rockwell Collins, Inc.	15,000	762,000
United Parcel Service, Inc., Class B	10,000	564,700
W.W. Grainger, Inc.	12,500	1,117,000
		8,628,810
Information Technology (14.1%)
Accenture PLC, Class A	25,000	931,750
Automatic Data Processing, Inc.	20,000	786,000
Cisco Systems, Inc.(a)	55,000	1,294,700
EMC Corp.(a)	80,000	1,363,200
International Business Machines Corp.	2,500	299,025
Microsoft Corp.	50,000	1,294,500
Oracle Corp.	50,000	1,042,000
		7,011,175
TOTAL COMMON STOCKS (Cost $36,687,313)		49,395,235

INVESTMENT COMPANY (0.6%)
Victory Federal Money Market, Investor Shares, 0.01% (Cost $317,899) (b)	317,899	317,899
Total Investments (Cost $37,005,212) — 100.0%		49,713,134
Liabilities in excess of other assets — 0.0%		(16,287)
NET ASSETS — 100.0%		$49,696,847

(a)	Non-income producing security.
(b)	Rate disclosed is the seven day yield as of September 30, 2009.
ADR	American Depositary Receipt
PLC	Public Limited Company

See Notes to Financial Statements

Financial Statements	Boston Trust Equity Fund

STATEMENT OF ASSETS AND LIABILITIES
As of September 30, 2009 (Unaudited)

Assets:
Investments, at value (cost $37,005,212)	$49,713,134
Dividends receivable	91,070
Prepaid expenses and other assets	4,337
Total Assets	49,808,541

Liabilities:
Payable for capital shares redeemed	65,000
Accrued expenses and other liabilities:
Investment adviser	28,466
Administration and accounting	1,847
Trustee	1,042
Custodian	2,313
Transfer agent	3,922
Chief compliance officer	639
Other	8,465
Total Liabilities	111,694

Net Assets	$49,696,847

Composition of Net Assets:
Capital	$40,333,608
Accumulated net investment income	337,548
Accumulated net realized losses from investment transactions	(3,682,231)
Net unrealized appreciation from investments	12,707,922

Net Assets	$49,696,847

Shares outstanding (par value $0.01, unlimited number of shares authorized)	4,377,168

Net Asset Value, Offering Price and Redemption Price per share	$11.35

STATEMENT OF OPERATIONS
For the six months ended September 30, 2009 (Unaudited)

Investment Income:
Dividends	$450,216
Total Investment Income	450,216

Expenses:
Investment adviser	167,888
Administration and accounting	46,239
Trustee	2,233
Custodian	5,300
Transfer agency	9,018
Chief compliance officer	1,730
Professional	10,455
Other	10,120
Total expenses before fee reductions	252,983
Fees voluntarily reduced by the administrator	(12,716)
Fees contractually reduced by the investment adviser	(16,109)
Net Expenses	224,158

Net Investment Income	226,058

Net Realized/Unrealized Gains from Investments:
Net realized gains from investment transactions	383,886
Change in unrealized appreciation/depreciation from investments	10,726,989
Net realized/unrealized gains from investments	11,110,875

Change in Net Assets Resulting From Operations	$11,336,933

See Notes to Financial Statements

Financial Statements	Boston Trust Equity Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the six
	months ended
	September 30, 2009	For the year ended
	(Unaudited)	March 31, 2009
Investment Activities:
Operations:
Net investment income	$226,058	$474,531
Net realized gains (losses) from investment transactions	383,886	(4,042,987)
Change in unrealized appreciation/depreciation from investments	10,726,989	(17,791,854)
Change in net assets resulting from operations	11,336,933	(21,360,310)

Dividends:
Net investment income	—	(482,096)
Change in net assets resulting from shareholder dividends	—	(482,096)

Capital Share Transactions:
Proceeds from shares issued	1,507,200	4,500,020
Dividends reinvested	—	437,230
Value of shares redeemed	(1,846,010)	(9,445,789)
Change in net assets resulting from capital share transactions	(338,810)	(4,508,539)

Change in net assets	10,998,123	(26,350,945)

Net Assets:
Beginning of period	38,698,724	65,049,669
End of period	$49,696,847	$38,698,724

Share Transactions:
Issued	143,145	389,563
Reinvested	—	45,892
Redeemed	(178,695)	(960,879)
Change in shares	(35,550)	(525,424)

Accumulated net investment income	$337,548	$111,490

See Notes to Financial Statements

Financial Statements	Boston Trust Equity Fund

FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout the periods indicated.

	For the
	six months ended		For the year		For the year	For the year	For the year	For the year
	September 30,		ended		ended	ended	ended	ended
	2009		March 31,		March 31,	March 31,	March 31,	March 31,
	(Unaudited)		2009		2008	2007	2006	2005
Net Asset Value, Beginning of Period	$8.77		$13.17		$13.17	$12.39	$11.86	$11.19

Investment Activities:
Net investment income	0.05		0.10	(a)	0.08	0.09	0.09	0.10
Net realized and unrealized gains (losses) from investment transactions	2.53		(4.40)		0.30	1.04	0.65	0.84
Total from investment activities	2.58		(4.30)		0.38	1.13	0.74	0.94

Dividends:
Net investment income	—		(0.10)		(0.08)	(0.08)	(0.09)	(0.09)
Net realized gains from investments	—		—		(0.30)	(0.27)	(0.12)	(0.18)
Total dividends	—		(0.10)		(0.38)	(0.35)	(0.21)	(0.27)

Net Asset Value, End of Period	$11.35		$8.77		$13.17	$13.17	$12.39	$11.86

Total Return	29.42%	(b)	(32.73)%		2.59%	9.20%	6.23%	8.34%

Ratios/Supplemental Data:
Net Assets at end of period (000’s)	$49,697		$38,699		$65,050	$59,884	$48,574	$41,175
Ratio of net expenses to average net assets	1.00%	(c)	1.00%		1.00%	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets	1.01%	(c)	0.86%		0.55%	0.71%	0.73%	0.84%
Ratio of expenses (before fee reductions) to average net assets(d)	1.13%	(c)	1.10%		1.10%	1.11%	1.11%	1.14%
Portfolio turnover rate	11.39%	(b)	28.85%		23.53%	21.48%	20.44%	12.05%

(a)	Calculated using the average shares method.
(b)	Not annualized for periods of less than one year.
(c)	Annualized for periods of less than one year.
(d)	During the period, certain fees were reduced and total fund expenses are capped at 1.00%. If such expense caps had not been in place, the ratio would have been as indicated.

See Notes to Financial Statements

Schedule of Portfolio Investments	Boston Trust Midcap Fund September 30, 2009 (Unaudited)

COMMON STOCKS (98.8%)
Security Description	Shares	Value ($)
Consumer Discretionary (11.3%)
Abercrombie & Fitch Co., Class A	2,500	82,200
Autoliv, Inc.	4,650	156,240
Coach, Inc.	4,000	131,680
GameStop Corp., Class A(a)	4,425	117,129
Guess?, Inc.	4,000	148,160
John Wiley & Sons, Inc., Class A	2,500	86,950
Nordstrom, Inc.	4,000	122,160
Omnicom Group, Inc.	6,500	240,110
Ross Stores, Inc.	4,500	214,965
		1,299,594
Consumer Products (8.2%)
Alberto-Culver Co.	9,000	249,120
Brown-Forman Corp., Class B	3,000	144,660
Church & Dwight Co., Inc.	2,000	113,480
Clorox Co.	1,400	82,348
Energizer Holdings, Inc.(a)	2,500	165,850
McCormick & Co., Inc.	5,500	186,670
		942,128
Energy (6.2%)
Cabot Oil & Gas Corp.	6,000	214,500
Core Laboratories NV	1,100	113,399
Murphy Oil Corp.	4,500	259,065
Smith International, Inc.	4,200	120,540
		707,504
Financial Services (16.0%)
Bank of Hawaii Corp.	3,250	135,005
Cincinnati Financial Corp.	6,380	165,816
Comerica, Inc.	6,275	186,180
Commerce Bancshares, Inc.	4,000	148,960
Digital Realty Trust, Inc.	2,500	114,275
Intercontinental Exchange, Inc.(a)	575	55,884
Jones Lang LaSalle, Inc.	1,200	56,844
M&T Bank Corp.	3,500	218,120
SEI Investments Co.	10,750	211,560
T. Rowe Price Group, Inc.	7,250	331,325
TD Ameritrade Holding Corp.(a)	8,200	160,884
The NASDAQ OMX Group, Inc.(a)	2,425	51,046
		1,835,899
Health Care (12.2%)
C.R. Bard, Inc.	3,000	235,830
DENTSPLY International, Inc.	7,000	241,780
Gen-Probe, Inc.(a)	2,900	120,176
Patterson Cos., Inc.(a)	4,200	114,450
Pharmaceutical Product Development, Inc.	5,150	112,991
ResMed, Inc.(a)	2,200	99,440
Techne Corp.	1,750	109,463
Varian Medical Systems, Inc.(a)	4,000	168,520
Waters Corp.(a)	3,500	195,510
		1,398,160
Industrial Materials (7.9%)
Airgas, Inc.	2,750	133,018
AptarGroup, Inc.	7,000	261,520
Ecolab, Inc.	4,000	184,920
Sigma-Aldrich Corp.	6,000	323,880
		903,338
Industrial Products & Services (15.9%)
AMETEK, Inc.	3,250	113,457
C.H. Robinson Worldwide, Inc.	4,000	231,000
CLARCOR, Inc.	3,600	112,896
Donaldson Co., Inc.	7,500	259,725
Expeditors International of Washington, Inc.	4,500	158,175
L-3 Communications Holdings, Inc.	1,200	96,384
Mettler-Toledo International, Inc.(a)	1,800	163,062
Precision Castparts Corp.	2,700	275,049
Rockwell Collins, Inc.	3,750	190,500
W.W. Grainger, Inc.	2,500	223,400
		1,823,648
Information Technology (14.7%)
Amdocs Ltd.(a)	6,250	168,000
Citrix Systems, Inc.(a)	7,000	274,610
Cognizant Technology Solutions Corp. Class A(a)	5,750	222,295
F5 Networks, Inc.(a)	1,825	72,325
FactSet Research Systems, Inc.	3,500	231,840
Fiserv, Inc.(a)	2,150	103,630
Intuit, Inc.(a)	4,000	114,000
Juniper Networks, Inc.(a)	5,000	135,100
NetApp, Inc.(a)	9,000	240,120
Paychex, Inc.	4,000	116,200
		1,678,120
Telecommunications (2.8%)
NII Holdings, Inc.(a)	3,000	89,940
Time Warner Cable, Inc.(a)	5,525	238,072
		328,012
Utilities (3.6%)
Energen Corp.	2,700	116,370
New Jersey Resources Corp.	3,750	136,163
Questar Corp.	4,250	159,630
		412,163
TOTAL COMMON STOCKS (Cost $9,369,375)		11,328,566

INVESTMENT COMPANY (1.0%)
Victory Federal Money Market, Investor Shares, 0.01% (Cost $114,387) (b)	114,387	114,387
Total Investments (Cost $9,483,762) — 99.8%		11,442,953
Other assets in excess of liabilities — 0.2%		17,224
NET ASSETS — 100.0%		$11,460,177

(a)	Non-income producing security.
(b)	Rate disclosed is the seven day yield as of September 30, 2009.
NV	Naamloze Venootschap (Dutch Corporation)

See Notes to Financial Statements

Financial Statements	Boston Trust Midcap Fund

STATEMENT OF ASSETS AND LIABILITIES
As of September 30, 2009 (Unaudited)

Assets:
Investments, at value (cost $9,483,762)	$11,442,953
Dividends receivable	9,880
Receivable for capital shares issued	15,000
Prepaid expenses and other assets	4,113
Total Assets	11,471,946

Liabilities:
Accrued expenses and other liabilities:
Investment adviser	4,657
Administration and accounting	751
Trustee	197
Custodian	983
Transfer agent	3,319
Chief compliance officer	123
Other	1,739
Total Liabilities	11,769

Net Assets	$11,460,177

Composition of Net Assets:
Capital	$9,889,678
Accumulated net investment income	28,689
Accumulated net realized losses from investment transactions	(417,381)
Net unrealized appreciation from investments	1,959,191

Net Assets	$11,460,177

Shares outstanding (par value $0.01, unlimited number of shares authorized)	1,385,242

Net Asset Value, Offering Price and Redemption Price per share(a)	$8.27

(a)	A redemption fee is imposed upon shares redeemed within 60 days. See Note 2 of the Notes to Financial Statements.

STATEMENT OF OPERATIONS
For the six months ended September 30, 2009 (Unaudited)

Investment Income:
Dividends	$69,867
Total Investment Income	69,867

Expenses:
Investment adviser	36,570
Administration and accounting	11,289
Trustee	485
Custodian	2,576
Transfer agency	8,794
Chief compliance officer	374
Professional	2,336
Other	4,148
Total expenses before fee reductions	66,572
Fees voluntarily reduced by the administrator	(2,784)
Fees contractually reduced by the investment adviser	(14,934)
Net Expenses	48,854

Net Investment Income	21,013

Net Realized/Unrealized Gains (Losses) from Investments:
Net realized losses from investment transactions	(63,090)
Change in unrealized appreciation/depreciation from investments	2,959,127
Net realized/unrealized gains from investments	2,896,037

Change in Net Assets Resulting From Operations	$2,917,050

See Notes to Financial Statements

Financial Statements	Boston Trust Midcap Fund

STATEMENTS OF CHANGES IN NET ASSETS
	For the six
	months ended
	September 30, 2009	For the year ended
	(Unaudited)	March 31, 2009
Investment Activities:
Operations:
Net investment income	$21,013	$27,559
Net realized losses from investment transactions	(63,090)	(131,105)
Change in unrealized appreciation/depreciation from investments	2,959,127	(4,448,003)
Change in net assets resulting from operations	2,917,050	(4,551,549)

Dividends:
Net investment income	—	(34,699)
Net realized gains from investment transactions	—	(112,776)
Change in net assets resulting from shareholder dividends	—	(147,475)

Capital Share Transactions:
Proceeds from shares issued	793,500	1,084,006
Dividends reinvested	—	146,568
Value of shares redeemed	(269,201)	(1,945,927)
Change in net assets resulting from capital share transactions	524,299	(715,353)

Change in net assets	3,441,349	(5,414,377)

Net Assets:
Beginning of period	8,018,828	13,433,205
End of period	$11,460,177	$8,018,828

Share Transactions:
Issued	103,810	127,461
Reinvested	—	23,456
Redeemed	(38,108)	(287,450)
Change in shares	65,702	(136,533)

Accumulated net investment income	$28,689	$7,676

See Notes to Financial Statements

Financial Statements	Boston Trust Midcap Fund

FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout the periods indicated.

	For the six
	months ended		For the year		For the
	September 30,		ended		period ended
	2009		March 31,		March 31,
	(Unaudited)		2009		2008(a)
Net Asset Value, Beginning of Period	$6.08		$9.23		$10.00

Investment Activities:
Net investment income	0.01		0.02	(b)	0.01
Net realized and unrealized gains (losses) from investment transactions	2.18		(3.07)		(0.71)
Total from investment activities	2.19		(3.05)		(0.70)

Dividends:
Net investment income	—		(0.02)		—	(c)
Net realized gains from investments	—		(0.08)		(0.07)
Total dividends	—		(0.10)		(0.07)

Net Asset Value, End of Period	$8.27		$6.08		$9.23

Total Return	36.02%	(d)	(33.03)%		(7.05)%	(d)

Ratios/Supplemental Data:
Net Assets at end of period (000’s)	$11,460		$8,019		$13,433
Ratio of net expenses to average net assets	1.00%	(e)	1.00%		1.00%	(e)
Ratio of net investment income to average net assets	0.43%	(e)	0.24%		0.29%	(e)
Ratio of expenses (before fee reductions) to average net assets(f)	1.36%	(e)	1.48%		1.58%	(e)
Portfolio turnover rate	14.03%	(d)	22.93%		17.87%	(d)

(a)	Commenced operations on September 24, 2007.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 per share.
(d)	Not annualized for periods of less than one year.
(e)	Annualized for periods of less than one year.
(f)	During the period, certain fees were reduced and total fund expenses are capped at 1.00%. If such expense caps had not been in place, the ratio would have been as indicated.

See Notes to Financial Statements

Schedule of Portfolio Investments	Boston Trust Small Cap Fund September 30, 2009 (Unaudited)

COMMON STOCKS (97.1%)
Security Description	Shares	Value ($)
Consumer Discretionary (14.0%)
Ambassadors Group, Inc.	19,950	312,218
Capella Education Co.(a)	21,750	1,464,645
Gentex Corp.	120,000	1,698,000
Hibbett Sports, Inc.(a)	36,950	673,598
John Wiley & Sons, Inc., Class A	45,600	1,585,968
LKQ Corp.(a)	78,375	1,453,072
Lululemon Athletica, Inc.(a)	43,350	986,212
NutriSystem, Inc.	30,050	458,563
Pre-Paid Legal Services, Inc.	10,200	518,160
Strayer Education, Inc.	7,800	1,697,904
Tempur-Pedic International, Inc.(a)	26,625	504,278
Timberland Co., Class A(a)	42,025	584,988
Under Armour, Inc., Class A(a)	17,325	482,155
Universal Technical Institute, Inc.(a)	22,000	433,400
		12,853,161
Consumer Products (5.1%)
Diamond Foods, Inc.	35,200	1,116,544
Green Mountain Coffee Roasters, Inc.(a)	17,500	1,292,200
Hain Celestial Group, Inc.(a)	32,675	626,380
Lifeway Foods, Inc.(a)	54,200	595,658
United Natural Foods, Inc.(a)	42,025	1,005,238
		4,636,020
Energy (4.2%)
CARBO Ceramics, Inc.	26,275	1,354,476
CREDO Petroleum Corp.(a)	34,575	349,899
Dawson Geophysical Co.(a)	12,700	347,726
Encore Acquisition Co.(a)	48,325	1,807,355
		3,859,456
Financial Services (17.7%)
Assured Guaranty Ltd.	90,100	1,749,742
Bank of Hawaii Corp.	43,000	1,786,220
Commerce Bancshares, Inc.	22,000	819,280
Corporate Office Properties	38,775	1,430,022
Dime Community Bancshares	150,025	1,714,786
eHealth, Inc.(a)	66,825	970,299
Horace Mann Educators Corp.	31,600	441,452
Independent Bank Corp.	27,850	616,320
Investment Technology Group, Inc.(a)	48,225	1,346,442
Jones Lang LaSalle, Inc.	34,200	1,620,054
Parkway Properties, Inc.	35,400	697,380
Signature Bank(a)	21,450	622,050
Southside Bancshares, Inc.	26,925	606,351
Umpqua Holdings Corp.	64,575	684,495
Wainwright Bank & Trust Co.	17,495	114,592
Wilmington Trust Corp.	73,850	1,048,670
		16,268,155
Health Care (12.8%)
Computer Programs & Systems, Inc.	10,825	448,263
Dionex Corp.(a)	28,375	1,843,524
Gen-Probe, Inc.(a)	15,650	648,536
ICU Medical, Inc.(a)	23,425	863,446
IDEXX Laboratories, Inc.(a)	14,150	707,500
Immucor, Inc.(a)	13,650	241,605
Landauer, Inc.	31,000	1,704,380
Martek Biosciences Corp.(a)	20,275	458,012
Meridian Bioscience, Inc.	81,325	2,033,938
Neogen Corp.(a)	23,525	759,622
West Pharmaceutical Services, Inc.	38,875	1,578,714
ZOLL Medical Corp.(a)	21,775	468,598
		11,756,138
Industrial Materials (2.6%)
Commercial Metals Co.	25,000	447,500
Minerals Technologies, Inc.	26,150	1,243,694
Quaker Chemical Corp.	33,525	735,203
		2,426,397
Industrial Products & Services (15.9%)
American Science & Engineering, Inc.	6,050	411,642
Apogee Enterprises, Inc.	34,775	522,321
Baldor Electric Co.	65,025	1,777,783
CLARCOR, Inc.	54,000	1,693,440
ESCO Technologies, Inc.(a)	17,975	708,215
Fuel-Tech, Inc.(a)	16,475	184,520
Genesee & Wyoming, Inc., Class A(a)	52,325	1,586,494
Herman Miller, Inc.	21,750	367,793
Layne Christensen Co.(a)	14,925	478,346
Lindsay Manufacturing Co.	20,600	811,228
Met-Pro Corp.	25,950	251,456
Middleby Corp.(a)	12,700	698,627
Simpson Manufacturing Co., Inc.	48,225	1,218,163
SunPower Corp., Class B(a)	12,700	320,421
Team, Inc.(a)	38,450	651,728
Wabtec Corp.	46,650	1,750,774
Watts Water Technologies, Inc., Class A	37,500	1,134,375
		14,567,326
Information Technology (20.3%)
Alvarion Ltd.(a)	105,925	436,941
Blackbaud, Inc.	43,400	1,006,880
Blackboard, Inc.(a)	18,100	683,818
Coherent, Inc.(a)	19,025	443,663
F5 Networks, Inc.(a)	31,100	1,232,493
Itron, Inc.(a)	24,800	1,590,672
J2 Global Communications, Inc.(a)	71,750	1,650,968
Liquidity Services, Inc.(a)	20,775	214,398
National Instruments Corp.	20,600	569,178
Net 1 UEPS Technologies, Inc.(a)	69,750	1,461,960
Plantronics, Inc.	82,375	2,208,474
Polycom, Inc.(a)	84,250	2,253,687
Power Integrations, Inc.	51,500	1,716,495
Quality Systems, Inc.	34,350	2,114,929
RADVision Ltd.(a)	81,425	721,426
Renaissance Learning, Inc.	34,450	342,433
		18,648,415
Utilities (4.5%)
American States Water Co.	8,625	312,053
New Jersey Resources Corp.	47,700	1,731,987
Ormat Technologies, Inc.	10,725	437,794
South Jersey Industries, Inc.	47,800	1,687,340
		4,169,174
TOTAL COMMON STOCKS (Cost $78,360,718)		89,184,242

INVESTMENT COMPANY (2.7%)
Victory Federal Money Market, Investor Shares, 0.01% (Cost $2,454,606)(b)	2,454,606	2,454,606
Total Investments (Cost $80,815,324) — 99.8%		91,638,848
Other assets in excess of liabilities — 0.2%		167,039
NET ASSETS — 100.0%		$91,805,887

(a)	Non-income producing security.
(b)	Rate disclosed is the seven day yield as of September 30, 2009.

See Notes to Financial Statements

Financial Statements	Boston Trust Small Cap Fund

STATEMENT OF ASSETS AND LIABILITIES
As of September 30, 2009 (Unaudited)

Assets:
Investments, at value (cost $80,815,324)	$91,638,848
Dividends receivable	93,713
Receivable for capital shares issued	131,624
Prepaid expenses and other assets	8,042
Total Assets	91,872,227

Liabilities:
Accrued expenses and other liabilities:
Investment adviser	52,051
Administration and accounting	2,724
Trustee	635
Custodian	2,518
Transfer agent	2,930
Chief compliance officer	399
Other	5,083
Total Liabilities	66,340

Net Assets	$91,805,887

Composition of Net Assets:
Capital	$82,769,911
Accumulated net investment income	145,927
Accumulated net realized losses from investment transactions	(1,933,475)
Net unrealized appreciation from investments	10,823,524

Net Assets	$91,805,887

Shares outstanding (par value $0.01, unlimited number of shares authorized)	9,072,099

Net Asset Value, Offering Price and Redemption Price per share(a)	$10.12

(a)	A redemption fee is imposed upon shares redeemed within 60 days. See Note 2 of the Notes to Financial Statements.

STATEMENT OF OPERATIONS
For the six months ended September 30, 2009 (Unaudited)

Investment Income:
Dividends	$436,513
Total Investment Income	436,513

Expenses:
Investment adviser	235,398
Administration and accounting	64,023
Trustee	2,474
Custodian	10,833
Transfer agency	13,167
Chief compliance officer	1,827
Professional	10,570
Other	11,413
Total expenses before fee reductions	349,705
Fees voluntarily reduced by the administrator	(17,837)
Fees contractually reduced by the investment adviser	(16,173)
Net Expenses	315,695

Net Investment Income	120,818

Net Realized/Unrealized Gains from Investments:
Net realized gains from investment transactions	1,298,304
Change in unrealized appreciation/depreciation from investments	17,438,322
Net realized/unrealized gains from investments	18,736,626

Change in Net Assets Resulting From Operations	$18,857,444

See Notes to Financial Statements

Financial Statements	Boston Trust Small Cap Fund

STATEMENTS OF CHANGES IN NET ASSETS
	For the six
	months ended
	September 30, 2009	For the year ended
	(Unaudited)	March 31, 2009
Investment Activities:
Operations:
Net investment income	$120,818	$63,743
Net realized gains (losses) from investment transactions	1,298,304	(3,231,779)
Change in unrealized appreciation/depreciation from investments	17,438,322	(8,313,989)
Change in net assets resulting from operations	18,857,444	(11,482,025)

Dividends:
Net investment income	—	(50,862)
Net realized gains from investment transactions	—	(252,171)
Change in net assets resulting from shareholder dividends	—	(303,033)

Capital Share Transactions:
Proceeds from shares issued	49,727,204	10,208,948
Dividends reinvested	—	284,550
Value of shares redeemed	(2,282,699)	(3,627,892)
Change in net assets resulting from capital share transactions	47,444,505	6,865,606

Change in net assets	66,301,949	(4,919,452)

Net Assets:
Beginning of period	25,503,938	30,423,390
End of period	$91,805,887	$25,503,938

Share Transactions:
Issued	5,786,984	1,132,080
Reinvested	—	36,434
Redeemed	(249,981)	(419,063)
Change in shares	5,537,003	749,451

Accumulated net investment income	$145,927	$25,109

See Notes to Financial Statements

Financial Statements	Boston Trust Small Cap Fund

FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout the periods indicated.

	For the six
	months ended		For the year		For the year	For the year	For the period
	September 30,		ended		ended	ended	ended
	2009		March 31,		March 31,	March 31,	March 31,
	(Unaudited)		2009		2008	2007	2006(a)
Net Asset Value, Beginning of Period	$7.21		$10.92		$11.55	$10.94	$10.00

Investment Activities:
Net investment income (loss)	0.01		0.02	(b)	0.03	(0.01)	—
Net realized and unrealized gains (losses) from investment transactions	2.90		(3.64)		(0.14)	0.85	0.94
Total from investment activities	2.91		(3.62)		(0.11)	0.84	0.94

Dividends:
Net investment income	—		(0.02)		(0.02)	—	—
Net realized gains from investments	—		(0.07)		(0.50)	(0.23)	—
Total dividends	—		(0.09)		(0.52)	(0.23)	—

Net Asset Value, End of Period	$10.12		$7.21		$10.92	$11.55	$10.94

Total Return	40.36%	(c)	(33.24)%		(1.21)%	7.75%	9.40%	(c)

Ratios/Supplemental Data:
Net Assets at end of period (000’s)	$91,806		$25,504		$30,423	$20,679	$10,938
Ratio of net expenses to average net assets	1.00%	(d)	1.10%		1.08%	1.25%	1.23%	(d)
Ratio of net investment income (loss) to average net assets	0.38%	(d)	0.21%		0.25%	(0.13)%	(0.02)%	(d)
Ratio of expenses (before fee reductions) to average net assets(e)	1.11%	(d)	1.18%		1.14%	1.43%	1.52%	(d)
Portfolio turnover rate	12.19%	(c)	21.28%		19.53%	10.18%	3.62%	(c)

(a)	Commenced operations on December 16, 2005.
(b)	Calculated using the average shares method.
(c)	Not annualized for periods of less than one year.
(d)	Annualized for periods of less than one year.
(e)	During the period, certain fees were reduced and total fund expenses were capped at 1.25% through March 13, 2009 and at 1.00% thereafter. If such expense caps had not been in place, the ratio would have been as indicated.

See Notes to Financial Statements

Social Research and Action Update (Unaudited)	September 30, 2009

The Walden Social Balanced, Walden Social Equity and Walden Small Cap Innovations portfolios employ a multi-faceted approach to meeting the Funds’ social objectives. Proxy voting, social research, company engagement, public policy, and community development investing are all important components of the corporate change process. The Walden Funds are active in each of these social investment strategies. The Funds also seek to invest in companies that the Adviser believes are above average in their industry for environmental performance, employment practices, community relations, and product quality. The Funds avoid investing in companies that, to the Adviser’s knowledge earn significant revenues from tobacco, or gaming activities; earn significant revenues from the manufacture or sale of military weapons systems or firearms; have critical, direct involvement in nuclear power production; or significantly support human rights abuses.

Proxy Voting

Walden’s goal is to vote proxies of portfolio companies in the best long-term interest of mutual fund investors—an important fiduciary responsibility we take very seriously. Both the social and financial mandates of the portfolios are carefully considered in voting the proxies of Walden Fund companies. As examples, Walden generally votes in favor of proposals that request increased board independence on auditing and nominating committees, as well as those that request management to develop or strengthen a human rights policy. Walden’s Comprehensive Social Proxy Voting Guidelines, along with the annual proxy voting reports for the 12 months ended June 30, are available at http://www.waldenassetmgmt.com/social/proxyvoting.html.

Social Change and Action

Walden’s approach to research and engagement is intentionally multi-faceted. We pursue multiple strategies—research, corporate dialogue, proxy voting, shareholder resolutions and public policy advocacy—to address our clients’ diverse environmental, social and corporate governance (ESG) priorities. While we continue to address a variety of topics such as water conservation, climate change, indigenous rights, and corporate responses to the Employment Non-Discrimination Act (ENDA), we have been concentrating recently on two broad areas of corporate responsibility—good governance and ESG transparency.

Best Practice Corporate Governance

Accountability on executive compensation remains front and center in the news. The Corporate Library, a leading independent corporate governance and executive compensation research firm, published in September the results of its 2009 CEO Pay survey of 2,700 publicly traded companies concluding: “Median total annual compensation for the companies included in the study declined by 0.08 percent in 2008, suggesting that the link between CEO pay and firm performance remains very weak.”

Investor and congressional advocates of Say-on-Pay, which provides shareholders with an advisory vote on executive compensation, continue to gain ground in their quest to increase board accountability. Walden’s engagement bears this out. Microsoft Corp. announced that, beginning in November, shareholders will be able to cast a non-binding advisory vote on senior executive compensation every three years. Resolution co-leaders Walden and Calvert Group subsequently withdrew our Say-on-Pay proposal at the company, although our preference is for an annual vote. At its September annual meeting, General Mills, Inc. announced majority shareholder support (51%) for our Say-on-Pay resolution, later assuring us that the Board would examine the governance reform and report back. Hain Celestial, where our resolution had previously garnered strong majority backing, has told us that it is adopting Say-on-Pay beginning with the next annual proxy statement.

Walden has launched a new area of inquiry on another governance best practice – separation of the roles of CEO and Board Chair. Given that the purpose of a board of directors is to provide independent oversight of management, untangling the two positions can help avoid potential conflicts of interest. Still, less than half of S&P 500 companies have a separate and fully independent Chair. We wrote 35 companies held in client portfolios urging a consideration of this reform. To date, more than half have responded. The most thoughtful companies acknowledged growing support for an independent Chair and committed to consider the reform and hold board level discussions. Staples has asked for a meeting in our offices to explore this governance reform.

ESG Transparency

As sustainability or ESG reporting continues to take hold among large, publicly traded companies, Walden and Pax World Investments are leading a coalition of seven additional investment firms who are turning their attention to the need for increased ESG disclosure within the small stock universe. Collectively, we wrote over 100 companies in the industrial, energy and utility sectors, with Walden taking the lead on 21 of them. Several companies in Walden’s small cap portfolios have responded positively: Genesee & Wyoming, Inc., Class A sought feedback on a new website section Community and Environment, and preliminary communication with Wabtec Corp. and CARBO Ceramics, Inc. has been encouraging.

Social Research and Action Update (Unaudited)(cont.)	September 30, 2009

Outside of this process, South Jersey Industries published a relatively substantial first time Corporate Sustainability Report, following through on a commitment to Walden that resulted in the withdrawal of our 2009 shareholder resolution.

Walden has joined other important industry collaborations advocating for greater ESG accountability. At the invitation of a Securities and Exchange Commission (SEC) Commissioner, a Working Group of the Social Investment Forum, including Walden, prepared a proposal asking the SEC to mandate publication of Sustainability (or Corporate Social Responsibility) reports. About 85 investors, representing over $500 billion in assets, supported the request. We also participated in a United Nations Principles for Responsible Investment (PRI) initiative asking companies to report on climate change mitigation goals and activities by completing the Carbon Disclosure Project questionnaire.

Research and Engagement

Beyond corporate governance and ESG reporting, Walden worked on a range of issues that are priority client concerns.

•
We organized and led a mailing signed by a dozen investment firms and interested organizations to 75 companies recognized as leaders by the Human Rights Campaign for their inclusive employment policies and practices, asking them to join other companies that support publicly the Employment Non-Discrimination Act (ENDA). ENDA, currently making its way through the U.S. Congress, explicitly prohibits workplace discrimination based on sexual orientation or gender identity. Responses are still coming in, with four companies—Best Buy, Clorox, Dell and Key Bank—affirming their public support of ENDA.

•
Walden participated in a September meeting with ConocoPhillips (COP) and investor members and affiliates of the Interfaith Center for Corporate Responsibility (ICCR). COP thoughtfully responded to a variety of shareholder concerns, many focusing on indigenous rights and energy development in Peru where it has “...publicly pledged to all indigenous inhabitants in Peru to obtain complete understanding and agreement to our activities with all communities prior to conducting any and all operations.” Notably, the human rights organization Amazon Watch joined in the discussion.

•
At ICCR we also met with Coca-Cola Company on the topic of water stewardship. The company explained how it calculates and monitors its water footprint, and described plans to focus on replenishment in water scarce areas.

•
Johnson Controls, Inc. (JCI), the leading manufacturer of lead acid automotive batteries, provided detailed and encouraging responses to Walden’s questions about its lead supply chain, releases of lead to air at smelters, and blood lead level monitoring of employees and communities. Its battery plants meet recently strengthened U.S. EPA standards for permissible lead in air, though states are not required to meet the new regulation until 2017. Blood lead levels of employees worldwide continue to decline, with all registering significantly below U.S. Occupational Safety and Health Administration standards.

Meeting with the SEC

Walden was among a dozen investor proponents invited to a September meeting called by SEC’s Corporate Finance division to discuss the agency’s role in issuing “no action” letters which, when granted, allow companies to omit shareholder proposals from annual proxy ballots. Along with representatives from New York City and State Comptroller offices, labor and other institutional investors, Walden challenged the SEC practice of endorsing no action requests as “ordinary business” when shareholder proposals address risk. The shareholder right to use the proxy process to address risks associated with climate change was a key example. The SEC appeared interested and open to considering changes, but the agency is not making any commitments at this time.

Company Highlights

There were significant ESG developments at other companies held in the Fund:

Nike resigned its director position at the U.S. Chamber of Commerce over the trade association’s obstructionist position on climate change stating: “Nike believes U.S. businesses must advocate for aggressive climate change legislation and that the United States needs to move rapidly into a sustainable economy to remain competitive and ensure continued economic growth.”

PepsiCo, Inc. recognized formally that access to water is a human right, a groundbreaking position as companies increasingly address water scarcity. Consistent with World Health Organization and United Nations principles, PepsiCo’s statement on water addresses safety, sufficiency, acceptability, physical accessibility and affordability.

SYSCO Corp., the leading U.S. food service distributor, announced a partnership with World Wildlife Fund to develop a strategy for sourcing seafood in a sustainable manner. Their work together will focus initially on SYSCO’s top 10 seafood species.

On behalf of all of us at Boston Trust Investment Management, Inc., we thank you for your continued confidence in our services. Please feel free to contact us at (617) 726-7256 should you have questions about our investment views or your account.

If you have any questions, comments, or changes in your financial objectives, please feel free to contact us at (617) 726-7250.

The equities of the companies in bold-face in the above commentary were holdings of the Funds as of September 30, 2009.

Economic and Market Summary (Unaudited)	Walden Social Balanced Fund Manager Commentary by Stephen Moody Walden Social Equity Fund Manager Commentary by Robert Lincoln

Investment Concerns:
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of these Funds will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call us at 1.800.282.8782 ext. 7050.

Economic Summary & Outlook

The state of the economy both domestically and globally has felt grim. The reasons are straightforward in the United States. Since the stock market peak near the end of 2007, over seven million jobs were lost and millions more people are working less than they want. Those who remain employed saw little change in their income over the past two years and many fear for their jobs. Wealth in the form of home values and retirement savings remains well below the levels reached in 2007. All of these factors resulted in crimped spending and dampened confidence. As for businesses, despite layoffs and cost cutting, corporate profits are well below levels of a few years ago. Many companies have been forced to reduce or eliminate dividends. And in Washington, the Administration seems to be increasingly at risk of an impasse with lobbyists and Congress on every issue from finance industry reform to Afghanistan, despite its sweeping mandate. Viewed globally, the United States economy is less dominant than it was a decade ago, as no real progress on long-term problems such as energy independence, our trade imbalance, or poverty and the distribution of wealth and income and thus, most importantly the broader availability of quality education, all of which vie as well for the Administration’s attention. But there is no question that the economic environment is much better, with fewer imminent threats, than just six to twelve months ago when the possibility of a full fledged global depression could not be ruled out. The most tangible improvement has been within the banking sector and credit markets. Government intervention and support have succeeded in stabilizing our financial system, with credit for the most credit-worthy borrowers available more easily and at a cheaper rate. In the past quarter mortgage rates, for example, have continued to decline to their lowest levels in recent memory, over 1.4 to 1.7 percentage points below where they were a year ago, and are now 4.4% and 5.0% for 15- and 30-year mortgages, respectively. In recent months we also began to see more stable (and occasionally increased) sales of both consumer and business goods and services resulting primarily from pent-up demand.

The single most important datum on the topic of where we are going is the U.S. Conference Board’s Index of Leading Indicators. It consists of ten economic indicators that have been demonstrated to be somewhat predictive of future economic activity. These ten indicators are: initial jobless claims; consumer goods orders; factory hours; vendor performance (how many days it takes to fill an order); plant and equipment orders; building permits; the money supply; the difference between long-term and short-term interest rates, which we portfolio managers call the steepness of the yield curve (low short rates are indicative of a stimulative monetary policy and when accompanied by high long rates, indicative of bond market expectations of economic growth in the future that is so significant as to risk inflation); the direction of the stock market; and consumer expectations. No single data point matters much. Indeed it takes six months of data for the leading indicators to be meaningful. They correctly predicted some kind of recession when they declined in 2007 and 2008. And now? They have been up for five out of the past six months at an average rate of 0.7% per month. In part because of this data, we believe the recession may likely to have ended in the third quarter of 2009.

One oft heard concern recently is that there will be a double-dip recession, because this recent economic progress is a temporary artifice and it has relied primarily on Federal Government stimulus programs to fill the gap left by the decline in the private sector. That is not the case. This stimulus has not filled the gap. It has been modest relative to the consumption and investment shortfall. In a market economy of course, private sector demand from consumers and businesses must re-ignite for sustainable economic growth and the resumption of employment growth. On the other hand, government stimulus, except in a centrally planned economy, is unlikely to supplant entirely (this one surely did not) normal business cycle declines in investment and consumption, but rather to eliminate free fall and provide some modest degree of confidence, such that consumers and businesses and investors alike who are able to spend, resume more normal levels of economic activity. The evidence is that this is the case thus far. We believe the strength of the economic recovery is likely to be fairly weak in part because of the likelihood that the financial sector, if properly regulated, will not resume its old high levels of profitability. And since the financial sector accounted for 28% of U.S. corporate profits at its peak, and is now running close to half that, it is likely that Gross Domestic Product1 growth will also not be as rapid as in the past. But there is little doubt that some economic recovery is certain. Its sustainability will depend in part

[1]	The Gross Domestic Product (GDP) is the measure of the market value of the goods and services produced by labor and property in the United States.

Economic and Market Summary (Unaudited)(cont.)	Walden Social Balanced Fund Manager Commentary by Stephen Moody Walden Social Equity Fund Manager Commentary by Robert Lincoln

on the confidence that will come with continued progress on a host of economic issues facing the Administration, from finance and healthcare reform to long-term economic growth through investment in human capital.

Financial Markets and Fund Performance

Improved credit markets and a slowing in the rate of decline in U.S. economic activity led to a sharp rebound in stock prices from March through June of this year. But it was not broad-based or vigorous. Initial signs of an actual economic upturn became more visible over the summer months, sooner than many investors and economists anticipated, given the edge of the abyss to which we all had been brought. Last winter’s warnings that we could lapse into an economic depression disappeared. The central debate among most economists progressed quickly to a new topic, the potential pace and, importantly, the sustainability of an economic recovery.

The relief was palpable, following the financial collapse and resulting paralysis in economic activity that prevailed from September 2008 through March 2009, despite massive government intervention. Investors welcomed any type of prospective economic improvement and pushed stock prices by the end of September 2009 to new highs for the year. The S&P 500 Index2 increased by 15.61% for the quarter ended September 30, 2009, bringing it to 19.26% above the year-end close and -6.91% from where it was 12 months ago. The past year has broken records for the volatility of the stock market during the last half century. Global markets have recovered as well. The MSCI EAFE3 Index rose 49.85% in the past six months, similar to emerging markets.

The Walden Social Balanced Fund participated in the summer’s stock market advance. The Fund’s appreciation and income totaled 16.40% for the six month period ended September 30, 2009, which brought the gain for the calendar year thus far to 10.65%. Although the return was muted by our typical investment care, the merit of an approach that endeavors to manage risk is evident when performance is viewed from a slightly longer term perspective. At quarter-end, the Fund’s total return brought it within 4% of the year-ago level and less than 11% below the historical quarter-end peak reached only at the beginning of last year. In comparison, the S&P 500 Index, even after recent sharp price gains, remains close to 30% below peak year-end 2007 levels.

The Fund’s long-term objective has not changed: we seek attractive relative and absolute performance with less short-term volatility than the broad stock market. Going forward, attractive absolute returns will depend more than ever on continued gains in equity values. Prospective returns available from money market instruments or good quality bonds, given current low interest rates, are going to be meager. A sustained improvement in the global economy is necessary if stocks are to extend their recent gains.

Our Investment Strategy for the Walden Social Balanced Fund

In the past six months, as the critical short-term issues in the economy have been resolved we have moved the Fund’s asset allocation from roughly 40% of total assets (the low end of the range) to just about 60% by the end of the third quarter, a level we would consider normal. This means that we consider financial assets to have returned to their normal rank order of historical returns, that is stocks are likely to outperform bonds and money market instruments. We know now that maximum equity exposure in the riskiest stocks would have generated the best returns but our approach has been to manage risk and increase allocation to stocks, and within stocks to more cyclical stocks, as the risks have dissipated even though that means trailing the market.†

So has the stock market come too far, too fast? We think not. Equities were woefully underpriced for a normal recession in March and they are not unreasonably high by most measures, even after the sharp gains of the past six months. If the economic environment continues to improve and the multitude of risks continues to dissipate, we are likely to continue to increase our allocation to stocks in the months ahead.†

The performance of the broad asset classes for the past three months, both equity and fixed income, trailed their respective stock and bond benchmarks by over a percentage point, in contrast to most quarterly periods since 2006. In both cases, the primary factor was our decision not to move aggressively into riskier securities. Among bonds, the best performers during the quarter were medium- to lower-rated corporate obligations. After performing poorly during 2008, corporate bond values have recovered sharply over the past six months as investor concerns about the credit crisis and an economic depression diminished. We expanded the Fund’s exposure to corporate bonds over the past year, but not to the degree they are represented in the Barclays Capital U.S. Government/Credit Bond Index4. We are not inclined to move significantly more fixed income assets into corporate bonds. At current rates, they are closer to U. S. Treasury yields than in the recent past. Furthermore, if we do have sustainable economic growth as we expect, longer term bonds are likely to become less

[2]	The Standard & Poor’s 500 Index (“S&P 500”), an unmanaged index that is regarded as a gauge of the U.S. equities market, includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 focuses on the large cap segment of the market, with approximately 75% coverage of U.S. equities, it is also an ideal proxy for the total market.
[3]	The Morgan Stanley Capital International Europe, Australasia and Far East (“MSCI EAFE”) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. International funds involve increased risk and volatility.
[4]	The Barclays Capital U.S. Government/Credit Bond Index is a non-securitized component of the Barclays U.S. Aggregate Index and was the first macro index launched by Lehman Brothers. The U.S. Government/Credit Index includes Treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year), Government-Related issues (i.e., agency, sovereign, supranational, and local authority debt), and USD Corporates.
†	Portfolio composition is subject to change.

Economic and Market Summary (Unaudited)(cont.)	Walden Social Balanced Fund Manager Commentary by Stephen Moody Walden Social Equity Fund Manager Commentary by Robert Lincoln

attractive with the concomitant rise in rates. Money market funds, on the other hand, having served their purpose as a safe haven in our economic decline, provide almost no yield and are attractive only because of their liquidity, as a source of cash for withdrawals, stock purchases, or the purchase of bonds after yields become more attractive.†

We continue to emphasize global exposure as well by investing in companies more heavily weighted toward non-U.S. revenue and profit, including non-U.S. based companies. This latter group at quarter end comprised over seven percentage points of total portfolio holdings.†

As often happens during periods of sharp price gains, stocks of the higher quality companies we prefer trailed the general market over the past six months. That has not been the case over longer time periods. We continue to have confidence that an emphasis in equities of higher financial quality will afford attractive risk and return characteristics in the years ahead, particularly during more difficult market periods.†

Our Investment Strategy for the Walden Social Equity Fund

The Walden Social Equity Fund posted a 29.96% return for the six month period under review, underperforming the 34.02% return for the Fund’s benchmark, the S&P 500 Index1.

As often happens during periods of sharp price gains, stocks of the higher quality, more stable companies we prefer trailed the general market over the past six months thus having an impact on the Fund performance for the period under review. But, that has not been the case over longer time periods.

We have gradually increased the economic exposure of the Fund as the economic outlook moved over the past six months from dire to stable to hopeful. This change has primarily been accomplished by increasing portfolio holdings in the financial, technology, and industrial sectors, while reducing holdings in consumer products and health care.

While the Fund has long held a substantial exposure to industrial companies, additions in the financial and technology sectors are the result of significant recent changes in strategy. Within the financial sector, we had begun to reduce investments in banks about three years ago for cyclical, valuation, and quality reasons. This decision was an important contributor to performance in 2008. Once the terms of the government’s financial rescue package became clear this past spring, and bank balance sheets began to stabilize, we concluded that a moderate allocation to the banking sector would contribute positively to results if the economic recovery was sustained. In contrast, we have long been cautious investors in technology companies for three reasons. First, technology business models have been notoriously unstable as rapid innovation continuously changes the terms of competition. Second, aggressive managements have frequently produced financial results that we considered of low quality. And third, valuations have often been extreme as optimistic investors overpay for rosy expectations that frequently go unrealized. The Fund’s increased holdings in the technology sector today are underpinned by the view that substantial progress has been made on each of these scores. The financial strength of many technology companies is now above average, many good companies are available at valuations no higher than market averages, and, more tentatively, we believe that more secure business models have been established by a group of leading companies.

One final point with respect to our long held investment discipline: We have not changed our emphasis on quality. As we previously mentioned, frequently during periods of steep price gains, more stable companies with higher quality typically trail the general market, as an example Bank of America Merrill Lynch tracks the performance of Standard & Poor’s quality ranks for approximately 1,600 companies. For the last six months the returns of the lower quality ranked companies (B and lower) has been approximately twice that of the higher ranked ones (B+ and higher). Of course, the opposite was true for the previous six months. We continue to have confidence that an emphasis in equities of companies with higher financial quality will afford good returns with less than average risk.†

The equities of the companies in bold-face in the above commentary were holdings of the Walden Funds as of September 30, 2009.

Stephen Moody
Portfolio Manager
Boston Trust Investment Management, Inc.

Robert Lincoln
Portfolio Manager
Boston Trust Investment Management, Inc.

[1]	The Standard & Poor’s 500 Index (“S&P 500”), an unmanaged index that is regarded as a gauge of the U.S. equities market, includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 focuses on the large cap segment of the market, with approximately 75% coverage of U.S. equities, it is also an ideal proxy for the total market.
†	Portfolio composition is subject to change.

Investment Performance (Unaudited)	Walden Social Balanced Fund September 30, 2009

Fund Net Asset Value: $10.29
Gross Expense Ratio[1]: 1.20%
			Annualized

	Quarter	Six Months	1 Year	3 Years	5 Years	10 Years
	Ended	Ended	Ended	Ended	Ended	Ended
	9/30/09	9/30/09	9/30/09	9/30/09	9/30/09	9/30/09
Walden Social Balanced Fund	8.77%	16.40%	-3.62%	-0.71%	1.85%	2.85%
Lipper Mixed-Asset Target Allocation Growth Funds Average	12.95%	28.84%	0.73%	-1.93%	2.61%	2.46%
S&P 500 Index	15.61%	34.02%	-6.91%	-5.43%	1.02%	-0.15%
Barclays Capital U.S. Government/Credit Bond Index	4.16%	6.09%	11.46%	6.25%	4.92%	6.32%
Citigroup 90-Day U.S. Treasury Bill Index	0.04%	0.09%	0.39%	2.63%	2.96%	2.96%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-800-282-8782 ext. 7050.

1 The above Gross Expense ratio is from the Fund’s prospectus dated August 1, 2009. Additional information pertaining to the Fund’s expense ratios as of September 30, 2009 can be found in the financial highlights. The investment performance reflects voluntary fee waivers which may be discontinued at any time and a contractual fee waiver which shall continue in effect from year to year only upon mutual agreement of the Fund and the Adviser. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occured, the quoted performance would have been lower. Based on the Fund’s prospectus dated August 1, 2009, the Total Fund Operating Expenses would be 1.19% and the Net Fund Operating Expenses would be 1.00% excluding the indirect costs of investing in Acquired Funds.

The Walden Social Balanced Fund is measured against the Standard & Poor’s 500 Index (“S&P 500”), which is regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 focuses on the large cap segment of the market, with approximately 75% coverage of U.S. equities, it is also an ideal proxy for the total market. The Barclays Capital U.S. Government/Credit Bond Index is a non-securitized component of the Barclays U.S. Aggregate Index and was the first macro index launched by Lehman Brothers. The U.S. Government/Credit Index includes Treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year), Government-Related issues (i.e., agency, sovereign, supranational, and local authority debt), and USD Corporates. The Citigroup 90-Day U.S. Treasury Bills are represented by the U.S. Treasury Bill Total Return Index. Treasury bills are government guaranteed and offer a fixed rate of return. Return and principal of stocks and bonds will vary with market conditions. The indices’ performance is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services.

The Lipper Mixed-Asset Target Allocation Growth Funds Average is an average of managed mutual funds whose primary objective is to maintain a mix of between 60%-80% equity securities with the remainder invested in bonds, cash and cash equivalents. The Lipper Average is an equally weighted index of the largest managed mutual funds within their respective investment objectives, adjusted for the reinvestment of capital gains distributions and income dividends. Investors cannot invest directly in an index.

Investment Performance (Unaudited)	Walden Social Equity Fund September 30, 2009

Fund Net Asset Value: $10.41
Gross Expense Ratio[1]: 1.20%
			Annualized

	Quarter	Six Months	1 Year	3 Years	5 Years	10 Years
	Ended	Ended	Ended	Ended	Ended	Ended
	9/30/09	9/30/09	9/30/09	9/30/09	9/30/09	9/30/09
Walden Social Equity Fund	14.02%	29.96%	-7.91%	-2.52%	1.34%	2.24%
S&P 500 Index	15.61%	34.02%	-6.91%	-5.43%	1.02%	-0.15%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-800-282-8782 ext. 7050.

1 The above Gross Expense ratio is from the Fund’s prospectus dated August 1, 2009. Additional information pertaining to the Fund’s expense ratios as of September 30, 2009 can be found in the financial highlights. The investment performance reflects voluntary fee waivers which may be discontinued at any time and a contractual fee waiver which shall continue in effect from year to year only upon mutual agreement of the Fund and the Adviser. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occured, the quoted performance would have been lower. Based on the Fund’s prospectus dated August 1, 2009, the Total Fund Operating Expenses would be 1.19% and the Net Fund Operating Expenses would be 1.00% excluding the indirect costs of investing in Acquired Funds.

The Walden Social Equity Fund is measured against the Standard & Poor’s 500 Index (“S&P 500”), which is an unmanaged index that is regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 focuses on the large cap segment of the market, with approximately 75% coverage of U.S. equities, it is also an ideal proxy for the total market. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

Economic and Market Summary (Unaudited)	Walden Small Cap Innovations Fund Manager Commentary by Kenneth P. Scott

Investment Concerns:
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of these Funds will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments. Small-capitalization stocks typically carry additional risk, since smaller companies generally have higher risk of failure and, historically, their stocks have experienced a greater degree of volatility.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call us at 1.800.282.8782 ext. 7050.

Small Cap Performance

The Walden Small Cap Innovations Fund, which focuses on higher quality companies, rose strongly during the second and third calendar quarters, yet modestly underperformed the Russell 2000® Index1. Since inception, Walden Small Cap Innovations Fund has outperformed the Russell 2000® benchmark. For the six month period ended September 30, 2009, the Fund returned 42.00%, slightly underperforming the 43.95% return for the Fund’s benchmark, the Russell 2000® Index.

A rebound in stock prices often favors lower quality companies—those less equipped to withstand recession and tighter credit—whose share price suffered most during the preceding bear market. This generally creates a headwind for managers investing in higher quality companies. Our ongoing focus on faster growing firms helped us overcome this in the second quarter. In contrast, during the third quarter, all essential elements of our approach—quality, growth and reasonable valuations—proved to be headwinds. Specifically with regard to quality, our preference for firms with greater profitability, with more consistent returns on invested capital, and with less financial leverage, appeared to hinder performance this quarter. Firms with more reasonable valuations also underperformed as a group.

Small Cap Stock Selection

We established new positions in 12 stocks in the Small Cap Innovations Fund during the second and third calendar quarters: X-ray inspection and detection equipment firm American Science & Engineering, Inc. (0.4%); education software firm Blackboard, Inc. (0.7%); insurance firm Horace Mann Educators Corp. (0.5%); online surplus and salvage auction firm Liquidity Services, Inc. (0.2%); yoga apparel maker Lululemon Athletica, Inc. (1.1%); weight loss program provider NutriSystem, Inc. (0.5%); vegetarian omega-3 and -6 fatty acid maker Martek Biosciences Corp. (0.5%); New York City small business lender Signature Bank (0.7%); memory foam mattress maker Tempur-Pedic International, Inc. (0.6%); post-secondary technical education provider Universal Technical Institute, Inc. (0.5%); and noninvasive cardiac device maker ZOLL Medical Corp. (0.5%); as well as information technology services firm Perot Systems. Fortuitously, Dell Computer announced later in the third quarter that it would acquire Perot, thus we sold the stock at its higher price.†

We also sold the stake in natural gas services firm Natco, after Cameron International announced in June 2009 its intent to acquire the company. We sold the Fund’s stake in education publisher Scholastic reflecting concern over their deteriorating fundamentals and financial quality. In addition, we sold, or reduced the size of positions, of firms for which market capitalizations rose beyond $3 billion, the top end of the size range for small cap. These included Digital Realty and Whole Foods Market. The net result of this activity was annualized portfolio turnover less than 20%, consistent with our historical average.†

We believe that our focus on innovative, higher quality stocks leveraged to more sustainable elements of economic growth should continue to provide value to the Fund over time, both relative to the small cap market and through Fund holders’ overall portfolio diversification.

The equities of the companies in bold-face in the above commentary were holdings of the Walden Small Cap Innovations Fund as of September 30, 2009.

Kenneth P. Scott
Portfolio Manager
Boston Trust Investment Management, Inc.

[1]
The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

†
Portfolio composition is subject to change.
The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

Investment Performance (Unaudited)	Walden Small Cap Innovations Fund September 30, 2009

Fund Net Asset Value: $13.05
Gross Expense Ratio[1]: 1.44%
	Quarter	Six Months	Since
	Ended	Ended	Inception
	9/30/09	9/30/09	10/24/08
Walden Small Cap Innovations Fund	16.83%	42.00%	30.66%
Russell 2000® Index	19.28%	43.95%	30.38%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-800-282-8782 ext. 7050.

1 The above Gross Expense ratio is from the Fund’s prospectus dated August 1, 2009. Additional information pertaining to the Fund’s expense ratios as of September 30, 2009 can be found in the financial highlights. The investment performance reflects voluntary fee waivers which may be discontinued at any time and a contractual fee waiver which shall continue in effect from year to year only upon mutual agreement of the Fund and the Adviser. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occured, the quoted performance would have been lower. Based on the Fund’s prospectus dated August 1, 2009, the Total Fund Operating Expenses would be 1.43% and the Net Fund Operating Expenses would be 1.00% excluding the indirect costs of investing in Acquired Funds.

The Walden Small Cap Innovations Fund is measured against the Russell 2000® Index, which is an unmanaged index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The performance of an index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

Schedule of Portfolio Investments	Walden Social Balanced Fund September 30, 2009 (Unaudited)

COMMON STOCKS (60.0%)
Security Description	Shares	Value ($)
Consumer Discretionary (6.0%)
Bed Bath & Beyond, Inc.(a)	5,000	187,700
Johnson Controls, Inc.	8,000	204,480
Lowe’s Cos., Inc.	8,000	167,520
NIKE, Inc., Class B	7,500	485,250
Omnicom Group, Inc.	8,000	295,520
Ross Stores, Inc.	4,000	191,080
Target Corp.	5,000	233,400
The Home Depot, Inc.	7,000	186,480
The TJX Cos., Inc.	5,000	185,750
		2,137,180
Consumer Products (6.7%)
Colgate-Palmolive Co.	5,000	381,400
Costco Wholesale Corp.	9,500	536,370
General Mills, Inc.	3,000	193,140
PepsiCo, Inc.	6,600	387,156
Procter & Gamble Co.	7,500	434,400
SYSCO Corp.	17,000	422,450
		2,354,916
Energy (7.7%)
Apache Corp.	6,500	596,895
BG Group PLC, Sponsored ADR	7,000	609,490
BP PLC, Sponsored ADR	14,000	745,220
ConocoPhillips	12,000	541,920
Core Laboratories NV	2,100	216,489
		2,710,014
Financial Services (8.4%)
Bank of America Corp.	12,000	203,040
Chubb Corp.	8,000	403,280
Cincinnati Financial Corp.	11,000	285,890
Comerica, Inc.	4,000	118,680
Commerce Bancshares, Inc.	1,000	37,240
JPMorgan Chase & Co.	4,600	201,572
M&T Bank Corp.	1,500	93,480
PNC Financial Services Group, Inc.	2,700	131,193
State Street Corp.	6,000	315,600
SunTrust Banks, Inc.	2,500	56,375
T. Rowe Price Group, Inc.	11,000	502,700
The Charles Schwab Corp.	17,000	325,550
Visa, Inc., Class A	4,600	317,906
		2,992,506
Health Care (8.7%)
Becton, Dickinson & Co.	4,000	279,000
C.R. Bard, Inc.	4,500	353,745
DENTSPLY International, Inc.	12,000	414,480
Johnson & Johnson, Inc.	7,100	432,319
Medtronic, Inc.	3,000	110,400
Novartis AG, Sponsored ADR	4,500	226,710
Patterson Cos., Inc.(a)	8,000	218,000
Saint Jude Medical, Inc.(a)	5,000	195,050
Stryker Corp.	5,000	227,150
Teva Pharmaceutical Industries Ltd., Sponsored ADR	4,000	202,240
Varian Medical Systems, Inc.(a)	5,000	210,650
Waters Corp.(a)	4,000	223,440
		3,093,184
Industrial Materials (3.4%)
AptarGroup, Inc.	6,000	224,160
Ecolab, Inc.	5,000	231,150
Praxair, Inc.	4,000	326,760
Sigma-Aldrich Corp.	7,500	404,850
		1,186,920

	Shares or
	Principal
	Amount ($)
Industrial Products & Services (8.2%)
3M Co.	2,700	199,260
ABB Ltd., Sponsored ADR	14,500	290,580
Deere & Co.	6,000	257,520
Donaldson Co., Inc.	9,500	328,985
Emerson Electric Co.	10,200	408,816
Expeditors International of Washington, Inc.	6,000	210,900
Illinois Tool Works, Inc.	11,500	491,165
United Parcel Service, Inc., Class B	5,000	282,350
W.W. Grainger, Inc.	5,000	446,800
		2,916,376
Information Technology (9.0%)
Accenture PLC, Class A	7,000	260,890
Adobe Systems, Inc.(a)	8,000	264,320
Cisco Systems, Inc.(a)	20,000	470,800
EMC Corp.(a)	15,000	255,600
Google, Inc., Class A(a)	500	247,925
Hewlett-Packard Co.	5,000	236,050
International Business Machines Corp.	2,700	322,947
Microsoft Corp.	11,000	284,790
Nokia Corp., Sponsored ADR	16,000	233,920
Oracle Corp.	10,000	208,400
Paychex, Inc.	6,000	174,300
SAP AG, Sponsored ADR	5,000	244,350
		3,204,292
Telecommunications (1.4%)
QUALCOMM, Inc.	6,000	269,880
Time Warner Cable, Inc.(a)	5,266	226,912
		496,792
Utility (0.5%)
Questar Corp.	5,000	187,800
TOTAL COMMON STOCKS (Cost $19,097,852)		21,279,980

CORPORATE BONDS (9.5%)
Financial Services (7.7%)
American Express Co.
7.00%, 3/19/18	250,000	275,463
8.13%, 5/20/19	250,000	296,184
BP Capital Markets PLC, 5.25%, 11/7/13	500,000	548,222
Calvert Social Investment Foundation
3.00%, 12/31/11	175,000	175,000
3.00%, 8/15/12	75,000	75,000
National Rural Utilities Cooperative Finance
Corp., 10.38%, 11/1/18	250,000	331,165
Wells Fargo & Co., 3.00%, 12/9/11	1,000,000	1,036,163
		2,737,197
Health Care (0.9%)
Abbott Laboratories, 5.60%, 5/15/11	300,000	321,136

Information Technology (0.6%)
Oracle Corp., 5.75%, 4/15/18	200,000	220,743

Telecommunications (0.3%)
AT&T, Inc., 5.50%, 2/1/18	100,000	104,512
TOTAL CORPORATE BONDS (Cost $3,181,809)		3,383,588

See Notes to Financial Statements

Schedule of Portfolio Investments	Walden Social Balanced Fund September 30, 2009 (Unaudited)

MUNICIPAL BONDS (3.7%)
	Principal
Security Description	Amount ($)	Value ($)
California (0.8%)
California State, GO, 4.50%, 8/1/28, AMBAC,
Callable 2/1/17 @ 100	310,000	298,911

Florida (0.7%)
Florida State Board of Education, Series B, GO,
4.75%, 6/1/26, NATL-RE ST GTD, Callable
6/1/14 @ 101	250,000	263,010

Illinois (0.6%)
Illinois State, GO, 5.00%, 6/1/27, NATL-RE FGIC,
Callable 6/1/13 @ 100	200,000	207,764

Massachusetts (0.8%)
Massachusetts State, Series A, GO, 5.00%, 8/1/26,
Callable 8/1/18 @ 100	250,000	280,255

Ohio (0.5%)
Ohio State, Series D, GO, 4.50%, 9/15/22,
NATL-RE, Callable 3/15/16 @ 100	150,000	159,564

Oregon (0.3%)
Oregon State, Series A, GO, 5.00%, 10/1/14	100,000	106,953
TOTAL MUNICIPAL BONDS (Cost $1,232,456)		1,316,457

U.S. GOVERNMENT & U.S. GOVERNMENT AGENCY OBLIGATIONS (24.6%)
Federal Farm Credit Bank
2.13%, 6/18/12	250,000	252,649
5.38%, 11/10/20	250,000	276,196
6.00%, 3/7/11	500,000	536,956
Federal Home Loan Bank
1.63%, 3/16/11	4,400,000	4,458,987
4.63%, 2/18/11	200,000	210,840
5.00%, 12/21/15	300,000	329,468
5.25%, 12/11/20	500,000	558,666
Financing Corp., 2.92%, 4/5/13(b)	100,000	91,195
Government National Mortgage Association
6.00%, 7/15/34	123,414	130,568
6.00%, 10/15/36	127,953	135,370
6.50%, 5/15/32	86,210	92,813
Housing and Urban Development, 7.50%, 8/1/11,
Callable 11/5/09 @ 100	190,000	191,130
U.S. Treasury Inflation Protected Bonds
2.00%, 4/15/12	1,000,000	1,098,121
3.00%, 7/15/12	300,000	382,450
TOTAL U.S. GOVERNMENT & U.S. GOVERNMENT
AGENCY OBLIGATIONS (Cost $8,491,247)		8,745,409

CERTIFICATES OF DEPOSIT (0.1%)
	Shares or
	Principal
	Amount ($)
Shorebank Pacific Bank, 3.38%, 5/10/14 (c)
(Cost $50,000)	50,000	50,000

INVESTMENT COMPANY (2.0%)
Victory Federal Money Market, Investor Shares,
0.01% (Cost $697,144) (d)	697,144	697,144
Total Investments (Cost $32,750,508) — 99.9%		35,472,578
Other assets in excess of liabilities — 0.1%		24,253
NET ASSETS — 100.0%		$35,496,831

(a)	Non-income producing security.
(b)	Rate represents the effective yield at purchase.
(c)	Fair valued security. These securities represent 0.1% of the net assets as of September 30, 2009.
(d)	Rate disclosed is the seven day yield as of September 30, 2009.
ADR	American Depositary Receipt
AG	Aktiengesellschaft (German Stock Company)
FGIC	Insured by Financial Guaranty Insurance Company
GO	General Obligation
NV	Naamloze Venootschap (Dutch Corporation)
NATL-RE	Insured by National Interstate Corporation
PLC	Public Limited Company

See Notes to Financial Statements

Financial Statements	Walden Social Balanced Fund

STATEMENT OF ASSETS AND LIABILITIES
As of September 30, 2009 (Unaudited)

Assets:
Investments, at value (cost $32,750,508)	$35,472,578
Interest and dividends receivable	130,260
Receivable for capital shares issued	396
Prepaid expenses and other assets	6,405
Total Assets	35,609,639

Liabilities:
Payable for capital shares redeemed	81,300
Accrued expenses and other liabilities:
Investment adviser	18,795
Administration and accounting	1,808
Trustee	619
Custodian	1,441
Transfer agent	3,331
Chief compliance officer	386
Other	5,128
Total Liabilities	112,808

Net Assets	$35,496,831

Composition of Net Assets:
Capital	$34,856,128
Accumulated net investment income	308,913
Accumulated net realized losses from investment transactions	(2,390,280)
Net unrealized appreciation from investments	2,722,070

Net Assets	$35,496,831

Shares outstanding (par value $0.01, unlimited number of shares authorized)	3,450,030

Net Asset Value, Offering Price and Redemption Price per share	$10.29

STATEMENT OF OPERATIONS
For the six months ended September 30, 2009 (Unaudited)

Investment Income:
Interest	$306,782
Dividends	139,464
Total Investment Income	446,246

Expenses:
Investment adviser	120,512
Administration and accounting	35,158
Trustee	1,624
Custodian	3,975
Transfer agency	9,197
Chief compliance officer	1,260
Professional	7,506
Other	10,817
Total expenses before fee reductions	190,049
Fees voluntarily reduced by the administrator	(9,078)
Fees contractually reduced by the investment adviser	(20,107)
Net Expenses	160,864

Net Investment Income	285,382

Net Realized/Unrealized Gains (Losses) from Investments:
Net realized losses from investment transactions	(42,184)
Change in unrealized appreciation/depreciation from investments	4,603,381
Net realized/unrealized gains from investments	4,561,197

Change in Net Assets Resulting From Operations	$4,846,579

See Notes to Financial Statements

Financial Statements	Walden Social Balanced Fund

STATEMENTS OF CHANGES IN NET ASSETS
	For the six
	months ended
	September 30, 2009	For the year ended
	(Unaudited)	March 31, 2009
Investment Activities:
Operations:
Net investment income	$285,382	$464,746
Net realized losses from investment transactions	(42,184)	(2,309,330)
Change in unrealized appreciation/depreciation from investments	4,603,381	(5,794,229)
Change in net assets resulting from operations	4,846,579	(7,638,813)

Dividends:
Net investment income	—	(591,854)
Net realized gains from investment transactions	—	(355,217)
Change in net assets resulting from shareholder dividends	—	(947,071)

Capital Share Transactions:
Proceeds from shares issued	3,184,285	7,074,197
Dividends reinvested	—	940,321
Value of shares redeemed	(1,539,289)	(3,605,235)
Change in net assets resulting from capital share transactions	1,644,996	4,409,283

Change in net assets	6,491,575	(4,176,601)

Net Assets:
Beginning of period	29,005,256	33,181,857
End of period	$35,496,831	$29,005,256

Share Transactions:
Issued	330,164	748,371
Reinvested	—	104,364
Redeemed	(161,064)	(361,325)
Change in shares	169,100	491,410

Accumulated net investment income	$308,913	$23,531

See Notes to Financial Statements

Financial Statements	Walden Social Balanced Fund

FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout the periods indicated.

	For the six
	months ended		For the year		For the year	For the year	For the year	For the year
	September 30,		ended		ended	ended	ended	ended
	2009		March 31,		March 31,	March 31,	March 31,	March 31,
	(Unaudited)		2009		2008	2007	2006	2005
Net Asset Value, Beginning of Period	$8.84		$11.90		$11.83	$11.58	$11.08	$10.71
Investment Activities:
Net investment income	0.08		0.16	(a)	0.19	0.18	0.18	0.13
Net realized and unrealized gains (losses) from investment transactions	1.37		(2.88)		0.46	0.38	0.49	0.37
Total from investment activities	1.45		(2.72)		0.65	0.56	0.67	0.50
Dividends:
Net investment income	—		(0.21)		(0.17)	(0.17)	(0.17)	(0.13)
Net realized gains from investments	—		(0.13)		(0.41)	(0.14)	—	—
Total dividends	—		(0.34)		(0.58)	(0.31)	(0.17)	(0.13)
Net Asset Value, End of Period	$10.29		$8.84		$11.90	$11.83	$11.58	$11.08
Total Return	16.40%	(b)	(22.91)%		5.30%	4.85%	6.06%	4.62%
Ratios/Supplemental Data:
Net Assets at end of period (000’s)	$35,497		$29,005		$33,182	$29,644	$29,722	$28,121
Ratio of net expenses to average net assets	1.00%	(c)	1.00%		1.00%	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets	1.77%	(c)	1.55%		1.52%	1.52%	1.49%	1.26%
Ratio of expenses (before fee reductions) to average net assets(d)	1.18%	(c)	1.19%		1.16%	1.17%	1.18%	1.26%
Portfolio turnover rate	15.45%	(b)	71.27%		38.99%	28.57%	41.14%	21.15%

(a)	Calculated using the average shares method.
(b)	Not annualized for periods of less than one year.
(c)	Annualized for periods of less than one year.
(d)	During the period, certain fees were reduced and total fund expenses are capped at 1.00%. If such expense caps had not been in place, the ratio would have been as indicated.

See Notes to Financial Statements

Schedule of Portfolio Investments	Walden Social Equity Fund September 30, 2009 (Unaudited)

COMMON STOCKS (98.5%)
Security Description	Shares	Value ($)
Consumer Discretionary (8.0%)
Lowe’s Cos., Inc.	42,000	879,480
NIKE, Inc., Class B	20,000	1,294,000
Omnicom Group, Inc.	30,000	1,108,200
The TJX Cos., Inc.	27,000	1,003,050
The Walt Disney Co.	25,000	686,500
		4,971,230
Consumer Products (9.6%)
Colgate-Palmolive Co.	10,000	762,800
Costco Wholesale Corp.	18,000	1,016,280
General Mills, Inc.	10,000	643,800
McCormick & Co., Inc.	18,000	610,920
PepsiCo, Inc.	16,000	938,560
Procter & Gamble Co.	16,000	926,720
SYSCO Corp.	45,000	1,118,250
		6,017,330
Energy (12.8%)
Apache Corp.	21,000	1,928,430
BG Group PLC, Sponsored ADR	15,000	1,306,050
BP PLC, Sponsored ADR	40,000	2,129,200
ConocoPhillips	40,000	1,806,400
XTO Energy, Inc.	20,000	826,400
		7,996,480
Financial Services (11.3%)
Bank of America Corp.	30,000	507,600
Chubb Corp.	25,000	1,260,250
Cincinnati Financial Corp.	40,000	1,039,600
Comerica, Inc.	18,000	534,060
JPMorgan Chase & Co.	12,000	525,840
PNC Financial Services Group, Inc.	11,000	534,490
SunTrust Banks, Inc.	25,000	563,750
T. Rowe Price Group, Inc.	33,030	1,509,471
The Charles Schwab Corp.	30,000	574,500
		7,049,561
Health Care (12.8%)
Becton, Dickinson & Co.	12,000	837,000
C.R. Bard, Inc.	7,000	550,270
DENTSPLY International, Inc.	25,000	863,500
Johnson & Johnson, Inc.	17,000	1,035,130
Medtronic, Inc.	29,000	1,067,200
Roche Holdings Ltd. Sponsored ADR	16,000	649,600
Saint Jude Medical, Inc.(a)	20,000	780,200
Stryker Corp.	20,000	908,600
Varian Medical Systems, Inc.(a)	15,000	631,950
Waters Corp.(a)	12,000	670,320
		7,993,770
Industrial Materials (5.7%)
Air Products & Chemicals, Inc.	10,000	775,800
AptarGroup, Inc.	25,000	934,000
Praxair, Inc.	13,000	1,061,970
Sigma-Aldrich Corp.	15,000	809,700
		3,581,470
Industrial Products & Services (16.1%)
3M Co.	15,000	1,107,000
Deere & Co.	22,000	944,240
Donaldson Co., Inc.	25,000	865,750
Emerson Electric Co.	35,000	1,402,800
Expeditors International of Washington, Inc.	25,000	878,750
Hubbell, Inc., Class B	25,000	1,050,000
Illinois Tool Works, Inc.	35,000	1,494,850
United Parcel Service, Inc., Class B	20,000	1,129,400
W.W. Grainger, Inc.	13,000	1,161,680
		10,034,470
Information Technology (16.9%)
Accenture PLC, Class A	25,000	931,750
Automatic Data Processing, Inc.	20,000	786,000
Cisco Systems, Inc.(a)	50,000	1,177,000
Dell, Inc.(a)	65,000	991,900
EMC Corp.(a)	60,000	1,022,400
Hewlett-Packard Co.	15,000	708,150
Intel Corp.	50,000	978,500
International Business Machines Corp.	9,000	1,076,490
Microsoft Corp.	44,000	1,139,160
Nokia Corp., Sponsored ADR	65,000	950,300
Oracle Corp.	40,000	833,600
		10,595,250
Telecommunications (4.3%)
AT&T, Inc.	25,000	675,250
QUALCOMM, Inc.	20,000	899,600
Time Warner Cable, Inc.(a)	26,332	1,134,646
		2,709,496
Utility (1.0%)
Questar Corp.	16,000	600,960
TOTAL COMMON STOCKS (Cost $55,591,262)		61,550,017

INVESTMENT COMPANY (1.5%)
Victory Federal Money Market, Investor Shares, 0.01% (Cost $954,736) (b)	954,736	954,736
Total Investments (Cost $56,545,998) — 100.0%		62,504,753
Other assets in excess of liabilities — 0.0%		22,427
NET ASSETS — 100.0%		$62,527,180

(a)	Non-income producing security
(b)	Rate disclosed is the seven day yield as of September 30, 2009.
ADR	American Depositary Receipt
PLC	Public Limited Company

See Notes to Financial Statements

Financial Statements	Walden Social Equity Fund

STATEMENT OF ASSETS AND LIABILITIES
As of September 30, 2009 (Unaudited)

Assets:
Investments, at value (cost $56,545,998)	$62,504,753
Dividends receivable	80,983
Prepaid expenses and other assets	8,760
Total Assets	62,594,496

Liabilities:
Payable for capital shares redeemed	10,557
Accrued expenses and other liabilities:
Investment adviser	33,585
Administration and accounting	2,173
Trustee	1,128
Custodian	2,657
Transfer agent	6,731
Chief compliance officer	703
Shareholder service	606
Other	9,176
Total Liabilities	67,316
Net Assets	$62,527,180

Composition of Net Assets:
Capital	$61,616,522
Accumulated net investment income	685,805
Accumulated net realized losses from investment transactions	(5,733,902)
Net unrealized appreciation from investments	5,958,755
Net Assets	$62,527,180
Shares outstanding (par value $0.01, unlimited number of shares authorized)	6,009,002

Net Asset Value, Offering Price and Redemption Price per share	$10.41

STATEMENT OF OPERATIONS
For the six months ended September 30, 2009 (Unaudited)

Investment Income:
Dividends	$652,961
Total Investment Income	652,961

Expenses:
Investment adviser	208,268
Administration and accounting	57,114
Trustee	2,754
Custodian	6,951
Transfer agency	17,501
Chief compliance officer	2,125
Shareholder servicing	3,333
Professional	12,639
Other	15,718
Total expenses before fee reductions	326,403
Fees voluntarily reduced by the administrator	(15,690)
Fees contractually reduced by the investment adviser	(32,479)
Net Expenses	278,234

Net Investment Income	374,727

Net Realized/Unrealized Gains (Losses) from Investments:
Net realized losses from investment transactions	(531,609)
Change in unrealized appreciation/depreciation from investments	14,237,184
Net realized/unrealized gains from investments	13,705,575

Change in Net Assets Resulting From Operations	$14,080,302

See Notes to Financial Statements

Financial Statements	Walden Social Equity Fund

STATEMENTS OF CHANGES IN NET ASSETS
	For the six
	months ended
	September 30, 2009	For the year ended
	(Unaudited)	March 31, 2009
Investment Activities:
Operations:
Net investment income	$374,727	$715,503
Net realized losses from investment transactions	(531,609)	(5,196,246)
Change in unrealized appreciation/depreciation from investments	14,237,184	(18,436,056)
Change in net assets resulting from operations	14,080,302	(22,916,799)

Dividends:
Net investment income	—	(515,574)
Net realized gains from investment transactions	—	(485,655)
Change in net assets resulting from shareholder dividends	—	(1,001,229)

Capital Share Transactions:
Proceeds from shares issued	8,259,738	28,492,125
Dividends reinvested	—	963,408
Value of shares redeemed	(3,092,448)	(14,161,336)
Change in net assets resulting from capital share transactions	5,167,290	15,294,197

Change in net assets	19,247,592	(8,623,831)

Net Assets:
Beginning of period	43,279,588	51,903,419
End of period	$62,527,180	$43,279,588

Share Transactions:
Issued	926,550	2,648,123
Reinvested	—	112,548
Redeemed	(323,140)	(1,495,648)
Change in shares	603,410	1,265,023

Accumulated net investment income	$685,805	$311,078

See Notes to Financial Statements

Financial Statements	Walden Social Equity Fund

FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout the periods indicated.

	For the six
	months ended		For the year	For the year	For the year	For the year	For the year
	September 30,		ended	ended	ended	ended	ended
	2009		March 31,	March 31,	March 31,	March 31,	March 31,
	(Unaudited)		2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$8.01		$12.54	$12.31	$12.09	$11.34	$10.85
Investment Activities:
Net investment income	0.06		0.14 (a)	0.08	0.07	0.09	0.08
Net realized and unrealized gains (losses) from investment transactions	2.34		(4.48)	0.57	0.61	0.74	0.48
Total from investment activities	2.40		(4.34)	0.65	0.68	0.83	0.56

Dividends:
Net investment income	—		(0.10)	(0.08)	(0.08)	(0.08)	(0.07)
Net realized gains from investments	—		(0.09)	(0.34)	(0.38)	—	—
Total dividends	—		(0.19)	(0.42)	(0.46)	(0.08)	(0.07)

Net Asset Value, End of Period	$10.41		$8.01	$12.54	$12.31	$12.09	$11.34

Total Return	29.96%	(b)	(34.74)%	5.01%	5.62%	7.32%	5.18%

Ratios/Supplemental Data:
Net Assets at end of period (000’s)	$62,527		$43,280	$51,903	$49,873	$48,712	$45,287
Ratio of net expenses to average net assets	1.00%	(c)	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets	1.35%	(c)	1.36%	0.59%	0.68%	0.70%	0.75%
Ratio of expenses (before fee reductions) to average net assets(d)	1.17%	(c)	1.19%	1.18%	1.15%	1.12%	1.15%
Portfolio turnover rate	7.46%	(b)	40.07%	44.67%	25.50%	29.11%	15.89%

(a)	Calculated using the average shares method.
(b)	Not annualized for periods of less than a year.
(c)	Annualized for periods of less than one year.
(d)	During the period, certain fees were reduced and total fund expenses are capped at 1.00%. If such expense caps had not been in place, the ratio would have been as indicated.

See Notes to Financial Statements

Schedule of Portfolio Investments	Walden Small Cap Innovations Fund September 30, 2009 (Unaudited)

COMMON STOCKS (97.5%)
Security Description	Shares	Value ($)
Consumer Discretionary (14.0%)
Ambassadors Group, Inc.	2,525	39,516
Capella Education Co.(a)	3,000	202,020
Gentex Corp.	16,000	226,400
Hibbett Sports, Inc.(a)	5,000	91,150
John Wiley & Sons, Inc., Class A	6,325	219,983
LKQ Corp.(a)	10,800	200,232
Lululemon Athletica, Inc.(a)	5,850	133,087
NutriSystem, Inc.	4,050	61,803
Pre-Paid Legal Services, Inc.	1,425	72,390
Strayer Education, Inc.	1,025	223,122
Tempur-Pedic International, Inc.(a)	3,650	69,131
Timberland Co., Class A(a)	6,000	83,520
Under Armour, Inc., Class A(a)	2,425	67,488
Universal Technical Institute, Inc.(a)	3,025	59,593
		1,749,435
Consumer Products (5.0%)
Diamond Foods, Inc.	4,900	155,428
Green Mountain Coffee Roasters, Inc.(a)	2,100	155,064
Hain Celestial Group, Inc.(a)	4,400	84,348
Lifeway Foods, Inc.(a)	7,750	85,173
United Natural Foods, Inc.(a)	5,900	141,128
		621,141
Energy (4.3%)
CARBO Ceramics, Inc.	3,550	183,002
CREDO Petroleum Corp.(a)	4,800	48,576
Dawson Geophysical Co.(a)	2,025	55,445
Encore Acquisition Co.(a)	6,625	247,775
		534,798
Financial Services (18.0%)
Assured Guaranty Ltd.	13,200	256,344
Bank of Hawaii Corp.	5,900	245,086
Commerce Bancshares, Inc.	3,350	124,754
Corporate Office Properties	5,400	199,152
Dime Community Bancshares	20,825	238,030
eHealth, Inc.(a)	9,275	134,673
Horace Mann Educators Corp.	4,350	60,770
Independent Bank Corp.	3,750	82,987
Investment Technology Group, Inc.(a)	6,525	182,178
Jones Lang LaSalle, Inc.	4,625	219,086
Parkway Properties, Inc.	4,800	94,560
Signature Bank(a)	2,925	84,825
Southside Bancshares, Inc.	3,625	81,635
Umpqua Holdings Corp.	8,775	93,015
Wilmington Trust Corp.	10,300	146,260
		2,243,355
Health Care (12.9%)
Computer Programs & Systems, Inc.	1,725	71,432
Dionex Corp.(a)	3,850	250,134
Gen-Probe, Inc.(a)	2,125	88,060
ICU Medical, Inc.(a)	3,250	119,795
IDEXX Laboratories, Inc.(a)	2,100	105,000
Immucor, Inc.(a)	1,825	32,303
Landauer, Inc.	4,200	230,916
Martek Biosciences Corp.(a)	2,650	59,864
Meridian Bioscience, Inc.	10,400	260,104
Neogen Corp.(a)	3,550	114,629
West Pharmaceutical Services, Inc.	5,400	219,294
ZOLL Medical Corp.(a)	2,950	63,484
		1,615,015
Industrial Materials (2.9%)
Commercial Metals Co.	5,300	94,870
Minerals Technologies, Inc.	3,550	168,838
Quaker Chemical Corp.	4,800	105,264
		368,972
Industrial Products & Services (15.5%)
American Science & Engineering, Inc.	800	54,432
Apogee Enterprises, Inc.	4,900	73,598
Baldor Electric Co.	8,775	239,908
CLARCOR, Inc.	7,300	228,928
Fuel-Tech, Inc.(a)	2,425	27,160
Genesee & Wyoming, Inc., Class A(a)	7,750	234,980
Herman Miller, Inc.	2,950	49,885
Layne Christensen Co.(a)	2,025	64,901
Lindsay Manufacturing Co.	2,850	112,233
Met-Pro Corp.	3,850	37,307
Middleby Corp.(a)	1,925	105,894
Simpson Manufacturing Co., Inc.	6,625	167,347
SunPower Corp., Class B(a)	1,925	48,568
Team, Inc.(a)	5,400	91,530
Wabtec Corp.	6,225	233,624
Watts Water Technologies, Inc., Class A	5,300	160,325
		1,930,620
Information Technology (20.4%)
Alvarion Ltd.(a)	14,400	59,400
Blackbaud, Inc.	6,000	139,200
Blackboard, Inc.(a)	2,450	92,561
Coherent, Inc.(a)	2,425	56,551
F5 Networks, Inc.(a)	4,275	169,418
Itron, Inc.(a)	3,350	214,869
J2 Global Communications, Inc.(a)	9,900	227,799
Liquidity Services, Inc.(a)	2,725	28,122
National Instruments Corp.	2,850	78,746
Net 1 UEPS Technologies, Inc.(a)	9,700	203,312
Plantronics, Inc.	11,500	308,315
Polycom, Inc.(a)	11,425	305,619
Power Integrations, Inc.	7,500	249,975
Quality Systems, Inc.	4,300	264,751
RADVision Ltd.(a)	11,000	97,460
Renaissance Learning, Inc.	4,800	47,712
		2,543,810
Utilities (4.5%)
American States Water Co.	1,125	40,703
New Jersey Resources Corp.	6,300	228,753
Ormat Technologies, Inc.	1,425	58,168
South Jersey Industries, Inc.	6,600	232,980
		560,604
TOTAL COMMON STOCKS (Cost $9,976,614)		12,167,750

INVESTMENT COMPANY (2.4%)
Victory Federal Money Market, Investor Shares, 0.01% (Cost $296,431)(b)	296,431	296,431
Total Investments (Cost $10,273,045) — 99.9%		12,464,181
Other assets in excess of liabilities — 0.1%		10,562
NET ASSETS — 100.0%		$12,474,743

(a)	Represents non-income producing security
(b)	Rate disclosed is the seven day yield as of September 30, 2009.

See Notes to Financial Statements

Financial Statements	Walden Small Cap Innovations Fund

STATEMENT OF ASSETS AND LIABILITIES
As of September 30, 2009 (Unaudited)

Assets:
Investments, at value (cost $10,273,045)	$12,464,181
Dividends receivable	12,837
Receivable for capital shares issued	379
Prepaid offering	1,249
Prepaid expenses and other assets	4,485
Total Assets	12,483,131

Liabilities:
Accrued expenses and other liabilities:
Investment adviser	324
Administration and accounting	607
Trustee	113
Custodian	3,059
Transfer agent	3,217
Chief compliance officer	71
Other	997
Total Liabilities	8,388

Net Assets	$12,474,743

Composition of Net Assets:

Capital	$10,070,726
Accumulated net investment income	17,837
Accumulated net realized gains from investment transactions	195,044
Net unrealized appreciation from investments	2,191,136

Net Assets	$12,474,743

Shares outstanding (par value $0.01, unlimited number of shares authorized)	955,912
Net Asset Value, Offering Price and Redemption Price per share(a)	$13.05

(a)	A redemption fee is imposed upon shares redeemed within 60 days. See Note 2 of the Notes to Financial Statements.

STATEMENT OF OPERATION
For the six months ended September 30, 2009 (Unaudited)

Investment Income:
Dividends	$57,454
Total Investment Income	57,454

Expenses:
Investment adviser	31,010
Accounting and accounting	9,824
Trustee	410
Offering	9,745
Custodian	13,245
Transfer agency	14,325
Chief compliance officer	303
Professional	1,972
Other	6,005
Total expenses before fee reductions	86,839
Fees voluntarily reduced by the administrator	(2,343)
Fees contractually reduced by the investment adviser	(42,879)
Net Expenses	41,617

Net Investment Income	15,837

Net Realized/Unrealized Gains from Investments:
Net realized gains from investment transactions	206,832
Change in unrealized appreciation/depreciation from investments	2,247,312
Net realized/unrealized gains from investments	2,454,144

Change in Net Assets Resulting From Operations	$2,469,981

See Notes to Financial Statements

Financial Statements	Walden Small Cap Innovations Fund

STATEMENT OF CHANGES IN NET ASSETS
	For the six
	months ended
	September 30, 2009	For the period ended
	(Unaudited)	March 31, 2009(a)
Investment Activities:
Operations:
Net investment income	$15,837	$2,933
Net realized gains (losses) from investment transactions	206,832	(11,788)
Change in unrealized appreciation/depreciation from investments	2,247,312	(56,176)
Change in net assets resulting from operations	2,469,981	(65,031)

Dividends
Net investment income	—	(1,149)
Change in net assets resulting from shareholder dividends	—	(1,149)

Capital Share Transactions:
Proceeds from shares issued	7,826,206	2,405,279
Dividends reinvested	—	1,149
Value of shares redeemed	(161,692)	—

Change in net assets resulting from capital share transactions	7,664,514	2,406,428

Change in net assets	10,134,495	2,340,248

Net Assets:
Beginning of period	2,340,248	—
End of period	$12,474,743	$2,340,248

Share Transactions:
Issued	714,627	254,587
Reinvested	—	115
Redeemed	(13,417)	—
Change in shares	701,210	254,702
Accumulated net investment income	$17,837	$2,000

(a)	Commenced operations on October 24, 2008.

See Notes to Financial Statements

Financial Statements	Walden Small Cap Innovations Fund

FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout the periods indicated.

	For the six
	months ended
	September 30, 2009		For the period ended
	(Unaudited)		March 31, 2009(a)
Net Asset Value, Beginning of Period	$9.19		$10.00

Investment Activities:
Net investment income	0.02		0.03	(b)
Net realized and unrealized gains (losses) from investment transactions	3.84		(0.83)
Total from investment activities	3.86		(0.80)

Dividends:
Net investment income	—		(0.01)
Total dividends	—		(0.01)

Net Asset Value, End of Period	$13.05		$9.19

Total Return	42.00%	(c)	(7.98)%	(c)

Ratios/Supplemental Data:
Net Assets at end of period (000’s)	$12,475		$2,340
Ratio of net expenses to average net assets	1.00%	(d)	1.16%	(d)
Ratio of net investment income to average net assets	0.38%	(d)	0.63%	(d)
Ratio of expenses (before fee reductions) to average net assets(e)	2.09%	(d)	9.61%	(d)
Portfolio turnover rate	12.18%	(c)	4.37%	(c)

(a)	Commenced operations on October 24, 2008.
(b)	Calculated using the average shares method.
(c)	Not annualized for periods of less than one year.
(d)	Annualized for periods of less than one year.
(e)	During the period, certain fees were reduced and total fund expenses were capped at 1.25% through March 13, 2009 and at 1.00% thereafter. If such expense caps had not been in place, the ratio would have been as indicated.

See Notes to Financial Statements

Notes to Financial Statements	September 30, 2009 (Unaudited)

1.	Organization:

The Coventry Group (the “Group”) was organized on January 8, 1992 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Group contains the following Boston Trust Funds and Walden Funds (individually a “Fund”, collectively the “Funds”):

Fund	Short Name
Boston Trust Balanced Fund	Balanced Fund
Boston Trust Equity Fund	Equity Fund
Boston Trust Midcap Fund	Midcap Fund
Boston Trust Small Cap Fund	Small Cap Fund
Walden Social Balanced Fund	Social Balanced Fund
Walden Social Equity Fund	Social Equity Fund
Walden Small Cap Innovations Fund	Small Cap Innovations Fund

The Small Cap Innovations Fund commenced operations on October 24, 2008.

The investment objective of the Balanced Fund and Social Balanced Fund is to seek long-term capital growth and income through an actively managed portfolio of stocks, bonds and money market instruments. The investment objective of the Equity Fund and Social Equity Fund is to seek long-term capital growth through an actively managed portfolio of stocks. The investment objective of the Midcap Fund is to seek long-term capital growth through an actively managed portfolio of stocks of middle capitalization companies. The investment objective of the Small Cap Fund and Small Cap Innovations Fund is to seek long-term capital growth through an actively managed portfolio of stocks of small capitalization companies.

Under the Group’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Group. In addition, in the normal course of business, the Group may enter into contracts with its vendors and others that provide for general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation:

The value of each equity security is based either on the last sale price on a national securities exchange, or in the absence of recorded sales, at the closing bid prices on such exchanges, or at the quoted bid price in the over-the-counter market. Equity securities traded on the NASDAQ stock market are valued at the NASDAQ official closing price. Securities or other assets for which market quotations are not readily available (e.g., an approved pricing service does not provide a price, a furnished price is in error, certain stale prices, or an event occurs that materially affects the furnished price) are valued at fair value as determined in good faith by or at the direction of the Group’s Board of Trustees (the “Board”).

Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Board. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and trading characteristics other than market data and without exclusive reliance upon quoted prices or exchanges or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. All debt portfolio securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates fair value. Under the amortized cost method, discount or premium, if any, is accreted or amortized, respectively, on a constant (straight-line) basis to the maturity of the security.

The Group may use a pricing service to value certain portfolio securities where the prices provided are believed to reflect the fair market value of such securities. If market prices are not available or, in Boston Trust Investment Management, Inc.’s (the “Adviser”) opinion, market prices do not reflect fair value, or if an event occurs after the close of trading on the exchange or market on which the security is principally traded (but prior to the time the NAV is calculated) that materially affects fair value, the Adviser will value the Fund’s assets at their fair value according to policies approved by the Board.

Investments in money market funds are valued at net asset value per share.

Accounting Pronouncements:

In June 2009, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Codification 105-10, “The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles – a replacement of FASB Statement No. 162” (“ASC 105-10, formerly “SFAS 168”). ASC 105-10 replaces SFAS No. 162, “The Hierarchy of Generally Accepted Accounting Principles” and establishes the “FASB Accounting Standards Codification” (“Codification”) as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with U.S. GAAP. All guidance contained in the Codification carries an equal level of authority. On the effective date of ASC 105-10, the Codification will supersede all then-existing non-SEC accounting and reporting standards. All other non-grandfathered non-SEC accounting literature not included in the Codification will become nonauthoritative. ASC 105-10 is effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Funds adopted ASC 105-10 in the current reporting period. Management has evaluated this new statement and has determined that it did not have a significant impact on the determination or reporting of the Funds’ financial statements.

Continued

49

Notes to Financial Statements	September 30, 2009 (Unaudited)

Fair Value Measurements:

The valuation as described above in Security Valuation, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds’ investments are summarized in the three broad levels listed below:

Level 1 - quoted prices in active markets for identical assets.
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 - significant unobservable inputs (including the Fund Management’s own assumptions in determining the fair value of investments).

The inputs or methodology used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The Schedules of Portfolio Investments includes additional information regarding the investments for the Funds. The following is a summary of the valuation inputs used as of September 30, 2009 in valuing the Funds’ investments based upon three levels defined above:

		LEVEL 2
		Other	LEVEL 3
	LEVEL 1	Significant	Significant
	Quoted	Observable	Unobservable
Fund Name	Prices	Inputs	Inputs	Total
Balanced Fund
Common Stocks	$109,571,575	$—	$—	$109,571,575
Corporate Bonds	—	7,932,101	—	7,932,101
Municipal Bonds	—	5,876,591	—	5,876,591
U.S. Government & U.S. Government Agency Obligations	—	51,098,999	—	51,098,999
Investment Companies	5,597,273	—	—	5,597,273
Total	115,168,848	64,907,691	—	180,076,539
Equity Fund
Common Stocks	49,395,235	—	—	49,395,235
Investment Companies	317,899	—	—	317,899
Total	49,713,134	—	—	49,713,134
Midcap Fund
Common Stocks	11,328,566	—	—	11,328,566
Investment Companies	114,387	—	—	114,387
Total	11,442,953	—	—	11,442,953
Small Cap Fund
Common Stocks	89,184,242	—	—	89,184,242
Investment Companies	2,454,606	—	—	2,454,606
Total	91,638,848	—	—	91,638,848
Social Balanced Fund
Common Stocks	$21,279,980	$—	$—	$21,279,980
Corporate Bonds	—	3,383,588	—	3,383,588
Municipal Bonds	—	1,316,457	—	1,316,457
U.S. Government & U.S. Government Agency Obligations	—	8,745,409	—	8,745,409
Certificates of Deposit	—	50,000	—	50,000
Investment Companies	697,144	—	—	697,144
Total	21,977,124	13,495,454	—	35,472,578
Social Equity Fund
Common Stocks	61,550,017	—	—	61,550,017
Investment Companies	954,736	—	—	954,736
Total	62,504,753	—	—	62,504,753
Small Cap Innovations Fund
Common Stocks	12,167,750	—	—	12,167,750
Investment Companies	296,431	—	—	296,431
Total	12,464,181	—	—	12,464,181

Continued

50

Notes to Financial Statements	September 30, 2009 (Unaudited)

For each Level 3 investment, the value of certificates of deposit at maturity was the input used to determine fair value.

Following is a reconciliation of Level 3 investments (certificates of deposit) for which significant unobservable inputs were used to determine fair value:

Social Balanced Fund
Investments in Securities
Balance as of 3/31/09	$100,000
Accrued Accretion (Amortization)	—
Net Realized Gain (Loss)	—
Change in Unrealized Appreciation (Depreciation)	—
Net Purchase (Sales)	(100,000)
Transfers In (Out) of Level 3	—
Balance as of 9/30/09	$—

Security Transactions and Related Income:

Security transactions are recorded no later than one business day after trade date. For financial reporting purposes, security transactions are recorded on trade date on the last business day of the reporting period. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Expenses:

Expenses directly attributable to a Fund are charged directly to that Fund. Expenses relating to the Group are allocated proportionately to each Fund within the Group according to the relative net assets of each Fund or on another reasonable basis.

Use of Estimates:

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Dividends to Shareholders:

Dividends are recorded on the ex-dividend date. Dividends to shareholders from net investment income, if any, are declared and paid annually by the Funds. Dividends to shareholders from net realized gains, if any, are declared and distributed at least annually by the Funds.

The amounts of dividends to shareholders from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g. return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g. wash sales and post October losses) do not require reclassification. To the extent dividends to shareholders exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

Redemption Fees:

The Midcap Fund, Small Cap Fund and Small Cap Innovations Fund reserve the right to assess a redemption fee for shares redeemed within 60 days of purchase. The shareholder will be charged a fee equal to 0.75% for the Midcap Fund and 1.00% of the value of the shares redeemed for the Small Cap Fund and Small Cap Innovations Fund, unless an exception applies as disclosed in the Funds’ Prospectus. The redemption fee is intended to offset excess brokerage commissions and other costs associated with fluctuations in asset levels and cash flows caused by frequent trading by shareholders. The applicability of the redemption fee will be calculated using a first-in first-out method, which means the oldest shares will be redeemed first, followed by the redemption of more recently acquired shares.

Federal Income Taxes:

Each Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions from net investment income and from net realized capital gains sufficient to relieve it from all, or substantially all, federal income and excise taxes. Therefore, no federal income tax provision is required.

As of and during the period ended September 30, 2009, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statements of operations. During the period, the Funds did not incur any interest or penalties. The statute of limitations on the Funds’ tax returns remains open for the years ended March 31, 2006 through March 31, 2009.

3.	Related Party Transactions:
Investment Adviser:

The Funds and Boston Trust Investment Management, Inc. (the “Adviser”) are parties to an Investment Advisory Agreement under which the Adviser is entitled to receive an annual fee, computed daily and paid monthly, equal to the average daily net assets of each Fund, at the following annual percentage rates before contractual waivers:

Fund	Fee Rate
Balanced Fund	0.75%
Equity Fund	0.75%
Midcap Fund	0.75%
Small Cap Fund	0.75%
Social Balanced Fund	0.75%
Social Equity Fund	0.75%
Small Cap Innovations Fund	0.75%

Continued

Notes to Financial Statements	September 30, 2009 (Unaudited)

Administration and Fund Accounting:

Citi Fund Services Ohio, Inc. (“Citi”) serves the Funds as administrator. Citi, as the Funds administrator, provides administrative and fund accounting services for a fee that is computed daily and paid monthly at an annual rate of up to 0.20% of the average daily net assets of each Fund. Certain officers of the Group are affiliated with Citi. Such persons were paid no fees directly by the Funds for serving as officers of the Group, except the Chief Compliance Officer (the “CCO”).

Under a Compliance Services Agreement between the Funds and Citi (the “CCO Agreement”), Citi makes an employee available to serve as the Funds’ CCO. Under the CCO Agreement, Citi also provides infrastructure and support in implementing the written policies and procedures comprising the Funds’ compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the Funds paid Citi $13,784 for the period ended September 30, 2009, plus certain out of pocket expenses. Citi pays the salary and other compensation earned by any such individuals as employees of Citi.

Distribution:

Foreside Distribution Services, L.P., (“Foreside”), an indirect, wholly owned subsidiary of Foreside Financial Group, LLC, serves as the Funds’ distribution agent. Under the distribution agreement, Foreside receives a fixed fee of $15,000 per year and paid monthly, by the Adviser, for its services. Foreside is not affiliated with Citi or the Adviser.

Custodian and Transfer Agency:

Boston Trust & Investment Management Company, the parent Company of the Adviser, acts as the Funds’ custodian and transfer agent. Under the custody agreement, Boston Trust & Investment Management Company receives an asset-based fee of 0.02% of the average daily net assets for the first $100 million and 0.015% of the average daily net assets above $100 million, plus per transaction fees. Under the transfer agency agreement, Boston Trust & Investment Management Company receives a fixed fee of $18,000 annually per Fund, accrued daily and paid monthly for its services. Under the sub-transfer agency agreement, Citi receives a fixed fee of $12,000 annually per Fund for the Social Equity Fund, the Small Cap Fund, and the Small Cap Innovations Fund, accrued daily and paid monthly plus per account fees and certain out of pocket expenses for its services.

Fee Reductions:

The Adviser has agreed to reduce its fees payable by the Funds to the extent necessary to limit each Fund’s aggregate annual operating expenses to 1.00% of the Fund’s average daily net assets. Any such reductions made by the Adviser in its fees or in the payment or reimbursement of expenses that are a Fund’s obligation may be subject to repayment by the Fund within three years provided the Fund receiving the reduction, payment or reimbursement is able to effect such repayment and remain in compliance with applicable limitations. Pursuant to its agreement, for the period ended September 30, 2009, the Adviser reimbursed fees in the amount of $28,393, $16,109, $14,934, $16,173, $20,107, $32,479 and $42,879 for the Balanced Fund, Equity Fund, Midcap Fund, Small Cap Fund, Social Balanced Fund, Social Equity Fund, and Small Cap Innovations Fund, respectively. As of September 30, 2009, the Adviser may recoup $125,831, $98,204, $101,725, $42,779, $128,677, $212,037, and $82,061 from the Funds as follows:

Fund	Amount	Expires	Funds	Amount	Expires
Balanced Fund	$19,700	2010	Social Balanced Fund	$34,656	2010
	38,090	2011		34,901	2011
	39,648	2012		39,013	2012
	28,393	2013		20,107	2013
Equity Fund	28,636	2010	Social Equity Fund	45,669	2010
	29,881	2011		64,706	2011
	23,578	2012		69,183	2012
	16,109	2013		32,479	2013
Midcap Fund	38,046	2011	Small Cap Innovations Fund	39,182	2012
	48,745	2012		42,879	2013
	14,934	2013
Small Cap Fund	19,675	2010
	6,931	2012
	16,173	2013

Citi has voluntarily agreed to reduce its administrative fees. For the period ended September 30, 2009, Citi voluntarily waived fees in the amount of $45,912, $12,716, $2,784, $17,837, $9,078, $15,690 and $2,343 for the Balanced Fund, Equity Fund, Midcap Fund, Small Cap Fund, Social Balanced Fund, Social Equity Fund, and Small Cap Innovations Fund, respectively.

4.	Purchases and Sales of Securities:
Purchases of and proceeds from sales and maturities of securities, excluding short-term securities and U.S. Government securities, for the Funds for the period ended September 30, 2009, totaled:

Fund	Purchases	Sales and Maturities
Balanced Fund	$29,549,294	$4,784,301
Equity Fund	6,688,648	4,971,732
Midcap Fund	2,093,396	1,330,396
Small Cap Fund	53,256,858	7,447,617
Social Balanced Fund	6,557,885	4,003,280
Social Equity Fund	9,403,136	4,044,707
Small Cap Innovations Fund	8,497,490	956,976

Continued

Notes to Financial Statements	September 30, 2009 (Unaudited)

Purchases of and proceeds from sales and maturities of U.S. Government securities, excluding short-term securities, for the Funds for the period ended March 31, 2009, totaled:

Fund	Purchases	Sales and Maturities
Balanced Fund	$1,047,585	$12,358,736
Social Balanced Fund	1,546,509	751,991

5.	Federal Income Tax Information:
At September 30, 2009, the cost, gross unrealized appreciation and gross unrealized depreciation on securities, for federal income tax purposes, were as follows:

		Gross Tax	Gross Tax	Net Unrealized
		Unrealized	Unrealized	Appreciation
	Tax Cost	Appreciation	(Depreciation)	(Depreciation)
Balanced Fund	$147,614,588	$33,572,534	$(1,110,583)	$32,461,951
Equity Fund	37,095,709	13,925,321	(1,307,896)	12,617,425
Midcap Fund	9,483,762	2,682,127	(722,936)	1,959,191
Small Cap Fund	80,816,650	12,552,928	(1,730,730)	10,822,198
Social Balanced Fund	32,789,506	3,533,933	(850,861)	2,683,072
Social Equity Fund	56,572,166	9,524,684	(3,592,097)	5,932,587
Small Cap Innovations Fund	10,273,114	2,224,519	(33,452)	2,191,067

The tax character of distributions paid during the latest tax year ended March 31, 2009 were as follows:

	Distributions paid from
		Net Long Term	Total Taxable	Tax Return of	Total Distributions
	Ordinary Income	Capital Gains	Distributions	Capital	Paid[1]
Balanced Fund	$3,118,906	$4,763,595	$7,882,501	$—	$7,882,501
Equity Fund	482,096	—	482,096	—	482,096
Midcap Fund	34,699	112,776	147,475	—	147,475
Small Cap Fund	50,862	252,171	303,033	—	303,033
Social Balanced Fund	605,006	342,065	947,071	—	947,071
Social Equity Fund	515,574	485,655	1,001,229	—	1,001,229
Small Cap Innovations Fund	1,149	—	1,149	—	1,149

As of the latest tax year end of March 31, 2009, the components of accumulated earnings on a tax basis were as follows:

		Undistributed		Accumulated	Unrealized
	Undistributed	Long-Term Capital	Accumulated	Capital and Other	Appreciation	Total Accumulated
	Ordinary Income	Gains	Earnings	Losses	(Depreciation)[2]	Earnings (Deficit)
Balanced Fund	$759,251	$—	$759,251	$(3,488,697)	$11,075,186	$8,345,740
Equity Fund	111,490	—	111,490	(3,955,824)	1,870,640	(1,973,694)
Midcap Fund	7,676	—	7,676	(354,291)	(999,936)	(1,346,551)
Small Cap Fund	25,109	—	25,109	(3,231,779)	(6,614,798)	(9,821,468)
Social Balanced Fund	58,396	—	58,396	(2,303,077)	(1,961,195)	(4,205,876)
Social Equity Fund	311,078	—	311,078	(5,176,125)	(8,304,597)	(13,169,644)
Small Cap Innovations Fund	2,000	—	2,000	(11,726)	(56,238)	(65,964)

[1]	Total distributions paid may differ from the amount reported in the Statements of Changes in Net Assets because for tax purposes distributions are recognized when actually paid.
[2]	The differences between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales.

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The following Funds had deferred post October capital losses, which will be treated as arising on the first business day of the Funds’ next taxable year.

Post-October Loss
Balanced Fund	$3,488,697
Equity Fund	3,196,661
Midcap Fund	354,291
Small Cap Fund	2,651,329
Social Balanced Fund	1,941,339
Social Equity Fund	4,264,473
Small Cap Innovations Fund	11,726

The tax character of current year distributions paid and the tax basis of the current components of accumulated earnings and any net capital loss carryforwards will be determined at the end of the current tax year ending March 31, 2010.

Continued

Notes to Financial Statements	September 30, 2009 (Unaudited)

6.	Control Ownership and Principal Holders:
The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumptions of control of the Fund, under section 2 (a)(9) of the 1940 Act. As of September 30, 2009, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprised of a group of individual shareholders), owning more than 25% of the total shares outstanding of the Fund as detailed below.

		% of
Fund	Control Ownership	Ownership
Balanced Fund	Boston Trust & Investment Management Company	94.3%
Equity Fund	Boston Trust & Investment Management Company	99.9%
Midcap Fund	Boston Trust & Investment Management Company	100.0%
Small Cap Fund	Boston Trust & Investment Management Company	28.1%
	Wachovia Bank, N.A.	26.0%
Social Balanced Fund	Boston Trust & Investment Management Company	64.0%
	Fidelity Investment Services	30.3%
Social Equity Fund	Boston Trust & Investment Management Company	29.4%
	Fidelity Investment Services	36.2%
Small Cap Innovations Fund	Boston Trust & Investment Management Company	65.4%

7.	Subsequent Events:
Management has evaluated subsequent events through November 23, 2009, which is the date these financial statements were issued.

Supplementary Information (Unaudited)	September 30, 2009

Table of Shareholder Expenses:
As a shareholder of the Boston Trust Funds and Walden Funds, you incur the following costs: ongoing costs, including management fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Boston Trust Funds and Walden Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held of the entire period from April 1, 2009 through September 30, 2009.

Actual Example
The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period[1]	Annualized Expense Ratio During Period
	4/1/09	9/30/09	4/1/09 - 9/30/09	4/1/09 - 9/30/09
Balanced Fund	$1,000.00	$1,157.30	$5.41	1.00%
Equity Fund	1,000.00	1,294.20	5.75	1.00%
Midcap Fund	1,000.00	1,360.20	5.92	1.00%
Small Cap Fund	1,000.00	1,403.60	6.03	1.00%
Social Balanced Fund	1,000.00	1,164.00	5.42	1.00%
Social Equity Fund	1,000.00	1,299.60	5.76	1.00%
Small Cap Innovations Fund	1,000.00	1,420.00	6.07	1.00%

[1]
Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on each Boston Trust Funds’ and Walden Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Annualized Expense Ratio
	Beginning Account Value	Ending Account Value	Expenses Paid During Period[1]	During Period
	4/1/09	9/30/09	4/1/09 - 9/30/09	4/1/09 - 9/30/09
Balanced Fund	$1,000.00	$1,020.05	$5.06	1.00%
Equity Fund	1,000.00	1,020.05	5.06	1.00%
Midcap Fund	1,000.00	1,020.05	5.06	1.00%
Small Cap Fund	1,000.00	1,020.05	5.06	1.00%
Social Balanced Fund	1,000.00	1,020.05	5.06	1.00%
Social Equity Fund	1,000.00	1,020.05	5.06	1.00%
Small Cap Innovations Fund	1,000.00	1,020.05	5.06	1.00%

[1]
Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

Continued

Supplementary Information (Unaudited)	September 30, 2009

Tabular Summary of Schedules of Investments:

The Boston Trust Funds invested, as a percentage of total portfolio investments, in the following industries as of September 30, 2009.

Boston Trust Balanced Fund		Boston Trust Equity Fund		Boston Trust Midcap Fund		Boston Trust Small Cap Fund

Security Allocation	Percentage of	Security Allocation	Percentage of	Security Allocation	Percentage of	Security Allocation	Percentage of
for the Schedule of	Total Portfolio	for the Schedule of	Total Portfolio	for the Schedule of	Total Portfolio	for the Schedule of	Total Portfolio
Portfolio Investments	Investments	Portfolio Investments	Investments	Portfolio Investments	Investments	Portfolio Investments	Investments
U.S. Gov’t. & U.S. Gov’t.		Industrial Products and		Financial Services	16.0%	Information Technology	20.4%
Agency Obligations	28.4%	Services	17.3%	Industrial Products and		Financial Services	17.8%
Industrial Products and		Financial Services	15.5%	Services	15.9%	Industrial Products and
Services	10.6%	Information Technology	14.1%	Information Technology	14.7%	Services	15.9%
Information Technology	9.4%	Health Care	13.0%	Health Care	12.2%	Consumer Discretionary	14.0%
Financial Services	9.3%	Energy	13.0%	Consumer Discretionary	11.4%	Health Care	12.8%
Energy	8.0%	Consumer Products	10.2%	Consumer Products	8.2%	Consumer Products	5.1%
Health Care	7.8%	Consumer Discretionary	10.0%	Industrial Materials	7.9%	Utilities	4.5%
Consumer Products	6.9%	Industrial Materials	6.3%	Energy	6.2%	Energy	4.2%
Consumer Discretionary	5.5%	Investment Company	0.6%	Utilities	3.6%	Investment Company	2.7%
Corporate Bonds	4.4%	Total	100.0%	Telecommunications	2.9%	Industrial Materials	2.6%
Industrial Materials	3.4%			Investment Company	1.0%	Total	100.0%
Municipal Bonds	3.2%			Total	100.0%
Investment Company	3.1%
Total	100.0%

The Walden Funds invested, as a percentage of total portfolio investments, in the following industries as of September 30, 2009.

Walden Social Balanced Fund		Walden Social Equity Fund		Walden Small Cap Innovations Fund

	Percentage of		Percentage of		Percentage of
Security Allocation for the	Total Portfolio	Security Allocation for the	Total Portfolio	Security Allocation for the	Total Portfolio
Schedule of Portfolio Investments	Investments	Schedule of Portfolio Investments	Investments	Schedule of Portfolio Investments	Investments
U.S. Gov’t. & U.S. Gov’t. Agency		Information Technology	16.9%	Information Technology	20.4%
Obligations	24.7%	Industrial Products and Services	16.1%	Financial Services	18.0%
Corporate Bonds	9.6%	Energy	12.8%	Industrial Products and Services	15.5%
Information Technology	9.0%	Health Care	12.8%	Consumer Discretionary	14.0%
Health Care	8.7%	Financial Services	11.3%	Health Care	12.9%
Financial Services	8.4%	Consumer Products	9.6%	Consumer Products	5.0%
Industrial Products and Services	8.2%	Consumer Discretionary	8.0%	Utilities	4.5%
Energy	7.6%	Industrial Materials	5.7%	Energy	4.3%
Consumer Products	6.7%	Telecommunications	4.3%	Industrial Materials	3.0%
Consumer Discretionary	6.0%	Investment Company	1.5%	Investment Company	2.4%
Municipal Bonds	3.7%	Utility	1.0%	Total	100.0%
Industrial Materials	3.4%	Total	100.0%
Investment Company	2.0%
Telecommunications	1.4%
Utility	0.5%
Certificates of Deposit	0.1%
Total	100.0%

Other Information:
A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available (i) without charge, upon request, by calling 1-800-282-8782 ext. 7050, (ii) on the Boston Trust & Investment Management (the “BTIM”) website at http://www.btim.com, and (iii) on the Securities and Exchange Commission’s (the “Commission”) website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 1-800-282-8782 ext. 7050, (ii) on the BTIM website at http://www.btim.com, and (iii) on the Commission’s website at http://www.sec.gov.

The Funds file complete schedules of portfolio holdings for each Fund with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the Commission’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Continued

Investment Adviser
Boston Trust Investment Management, Inc.
One Beacon Street
Boston, MA 02108

Custodian and Transfer Agent
Boston Trust & Investment Management Company
One Beacon Street
Boston, MA 02108

Administrator
Citi Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, OH 43219

Distributor
Foreside Distribution Services, L.P.
10 High Street
Boston, MA 02110

Independent Registered Public Accounting Firm
Cohen Fund Audit Services, Ltd.
800 Westpoint Parkway, Suite 1100
Westlake, Ohio 44145

Legal Counsel
Thompson Hine LLP
41 South High Street, Suite 1700
Columbus, OH 43215

This report is intended for the shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and subject to change.

11/09

Item 2.  Code of Ethics.

Not applicable – only for annual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable – only for annual reports.

Item 4.  Principal Accountant Fees and Services.

Not applicable – only for annual reports.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Investments.

a) Included as a part of the report to Shareholders filed under Item 1.
b) Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.  Controls and Procedures.

(a)    The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)    There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)  Not applicable.

(a)(2)  Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3)  Not applicable.

(b)  Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Coventry Group

By (Signature and Title)	/s/ John Danko
John Danko, President

Date:	November 19, 2009

           Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ John Danko
John Danko, President

Date:	November 19, 2009

By (Signature and Title)	/s/ Robert W. Silva
Robert W. Silva, Treasurer

Date:	November 19, 2009